                              LEASE AGREEMENT


                          DATED:  March 25, 1992

             TENANT:       SAN DIEGO GAS & ELECTRIC COMPANY,
                           a California corporation

             LANDLORD:     AMERICAN NATIONAL INSURANCE COMPANY,
                           a Texas insurance corporation

                            TABLE OF CONTENTS


                                                                 PAGE

     BASIC LEASE PROVISIONS                                        iv

     1.   DEMISE AND PREMISES                                       1

     2.   TERM OF LEASE                                             2

     3.   RENT                                                      4

     4.   IMPROVEMENTS TO THE PREMISES                             12

     5.   TENANT'S ACCEPTANCE OF THE PREMISES,
          ADDITIONAL ALLOWANCES                                    17

     6.   EVIDENCE OF TITLE, COVENANT OF TITLE
          AND QUIET POSSESSION                                     18

     7.   USE OF PREMISES; POSSESSION                              19

     8.   REAL ESTATE TAXES                                        20

     9.   MAINTENANCE AND REPAIRS                                  23

     10.  ALTERATIONS, ADDITIONS AND IMPROVEMENTS                  25

     11.  SIGNS                                                    25

     12.  INSURANCE                                                26

     13.  RELEASE AND WAIVER OF SUBROGATION                        28

     14.  UTILITIES                                                29

     15.  ASSIGNMENTS AND SUBLEASING                               30

     16.  FIRE AND CASUALTY DAMAGE                                 33

     17.  CONDEMNATION                                             36

     18.  DEFAULT                                                  38

     19.  BANKRUPTCY OR INSOLVENCY                                 43


                                       I

      20.  WAIVER                                                 44

      21.  NOTICES TO TENANT                                      44

      22.  NOTICES TO LANDLORD                                    44

      23.  PARTIES BOUND                                          45

      24.  ENTIRE AGREEMENT; MODIFICATION;
           SEVERABILITY                                           45

      25.  SUBORDINATION, NON-DISTURBANCE AND
           ATTORNMENT                                             45

      26.  NUMBER AND GENDER                                      46

      27.  EXHIBITS                                               46

      28.  LIENS                                                  46

      29.  LICENSE                                                47

      30.  LAST EXECUTION AND EFFECTIVE DATE                      47

      31.  NO PARTNERSHIP FORMED                                  47

      32.  AUTHORITY TO EXECUTE  LEASE                            48

      33.  FORCE MAJEURE                                          48

      34.  ATTORNEYS' FEES                                        48

      35.  LANDLORD'S NON-RESPONSIBILITY                          48

      36.  RIGHT OF FIRST REFUSAL TO PURCHASE                     49

      37.  LANDLORD'S BUY-BACK  RIGHTS                            50

      38.  EXPANSION ALLOWANCE  OPTION                            51

        Exhibits

           A   Legal Description of Premises

           B   Rules  and  Regulations

           C-1 Memorandum of Lease

           C-2  Amendment No. 1 to Memorandum of Lease

           D    LANDLORD's Services to Premises

           E    Exclusions From Building Operating Expenses

           F    LANDLORD's Building
                Work Prior to Tenant Improvements

           G    TENANT's Plans and Construction Schedule

           H    Title Report

                            BASIC LEASE PROVISIONS



                 1. TENANT: SAN DIEGO GAS & ELECTRIC COMPANY, a California corporation

                 2.    PREMISES:

                       Buildings 4, 5 and 6 of  Century  Park  Phase  II

                       8306, 8316 and 8326  Century  Park  Court
                       San Diego, California

                 3.    PREMISES  RENTABLE  AREA:   approximately
      198,306 rentable square feet

                 4.    FIXED RENT:

                       (a)  Initial Annual Fixed Rent:
                            $2,022,721.20 ($10.20 per rentable
                            square foot);

                       (b)  Initial  Monthly  Fixed  Rent:   $168,560.10
                            ($0.85 per  rentable  square  foot).

                 5.    BUILDING OPERATING EXPENSE PASSTHROUGHS:
      Increases over calendar year 1993 with a real property tax increase cap of 2% per year (except as otherwise provided in Paragraph 8.2(a) hereof).

                 6.    TERM:

                       (a)  Length of term:  15 years;

                       (b)  Estimated Commencement Date:  November
                            1, 1992.

                 7. OPTIONS TO EXTEND TERM: Two five-year options to extend the term at 90% of the Fair Market Rental
      Rate (as defined in Paragraph 3.7(a) as of the commencement of each option period).

                 8. TENANT IMPROVEMENT ALLOWANCES: Up to $28 per rentable square foot as provided in Paragraph 4.1(b)(i) plus certain supplemental allowances as provided in Paragraph 5.2 hereof.

                9. PERMITTED USE: Administration and general office purposes (and otherwise as provided in Paragraph
      7.1).

               10.   ADDRESSES FOR PAYMENTS AND NOTICES:

                     (a)  If to Landlord:

                          American National Insurance Company,
                          a Texas insurance corporation
                          One Moody Plaza
                          Galveston, Texas 77550
                          Attn:  Mortgage and Real Estate
                                 Investment Department

                     (b)  If to Tenant:

                          San Diego Gas & Electric Company,
                          a California corporation
                          101 Ash Street
                          San Diego, CA 92101
                          Attn:  Manager, Land Services Dept.

                            LEASE AGREEMENT


           This Lease Agreement is made and entered into as of the 25th day of March, 1992, by and between AMERICAN NATIONAL INSURANCE COMPANY, a Texas insurance corporation, whose address is One Moody Plaza, Galveston, Texas 77550, Attn:
      Mortgage and Real Estate Investment Department, hereinafter referred to as LANDLORD, and SAN DIEGO GAS & ELECTRIC COMPANY, a California corporation, whose address is 101 Ash Street, San Diego, California 92101, hereinafter referred to as TENANT.

           1.   DEMISE AND PREMISES

                1.1  LANDLORD, in consideration of the rents
      hereinafter reserved and agreed to be paid by TENANT and the other obligations of TENANT provided for herein, hereby lets, leases and demises to TENANT, and TENANT hereby takes from LANDLORD the following described premises, hereinafter referred to as the "Premises", situated within the City of San Diego, County of San Diego, State of California, being that certain development commonly known as Century Park
      Phase II, Building 4, containing floor space of which the parties agree totals 77,280 rentable square feet, Building
      6, containing floor space which the parties agree totals 70,303 rentable square feet, and Building 5 containing floor space which the parties agree totals 50,723 rentable square feet, with mailing addresses of 8306 Century Park Court, San Diego, California, 8326 Century Park Court, San Diego, California, and 8316 Century Park Court, San Diego, California, respectively; together with the non-exclusive right to all of LANDLORD's rights, privileges, easements, and appurtenances in, over and upon adjoining and adjacent public and private land, highways, roads and streets reasonably required for ingress and egress to or from the Premises. Subject to any existing easements and contractual rights relating thereto, TENANT shall have the exclusive right to utilize all available underground conduit serving the Buildings comprising the Premises. TENANT shall have the right to install additional underground conduit under the surface of the real property comprising the Premises for its fiber optic cable located under the surface of the real property comprising the Premises.

          1.2 The Premises are more particularly described with the full legal description in Exhibit A.

           1.3 TENANT agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Premises, and to cause its employees, suppliers, shippers, customers and invitees to so abide and conform.

           1.4 So long as the TENANT is not in default, and subject to the rules and regulations attached hereto, and as established by LANDLORD from time to time, and as acceptable to TENANT, TENANT shall be entitled to utilize the parking areas included within the Premises.

           2.   TERM OF LEASE

                2.1 TENANT shall have and hold the same for an initial term commencing on the Commencement Date, as that term is hereinafter defined, and ending on the last day of the calendar month following the expiration of the fifteenth
      (15th) Lease Year, as that term is defined in Paragraph 3.5 hereof, upon the terms, conditions, and covenants of this Lease. The term "Commencement Date" is defined as the earlier of (i) the date LANDLORD'S construction manager, Bilbro & Giffen, certifies to LANDLORD and TENANT that the Tenant Improvements (as that term is defined in Paragraph
      4.1 hereof) for the entire Premises are substantially complete and the Premises are in move-in condition, or (ii) the date TENANT occupies any portion of any Building comprising the Premises after LANDLORD'S construction manager, Bilbro & Giffen, has certified to LANDLORD and TENANT that the Tenant Improvements for such Building are substantially complete and such Building is in move-in condition. Notwithstanding the foregoing, prior to the Commencement Date, TENANT shall have the right to enter upon the Premises to install TENANT's furniture, fixtures and equipment and other leasehold improvements and to inspect the construction more particularly described in Article 4 hereof, without being deemed to have occupied the Premises. During the period of such entry the provisions of Article 12 hereof shall apply.

               2.2  LANDLORD and TENANT agree to sign upon
      execution hereof, a memorandum of lease in the form set forth in Exhibit C-1. Further, LANDLORD and TENANT agree to sign, on or before the Commencement Date an amendment to the memorandum of lease in the form set forth in Exhibit C-2, reciting the Commencement Date and termination date of the Lease term and the commencement of TEN @ 's liability for the payment of rent and other charges specified herein, which document shall be conclusive as to the Lease term. The provisions of this Lease shall control, however, in regard to any omissions from the memorandum of lease, or with respect to any provisions hereof which may be in conflict with the memorandum of lease.

               2.3 Should TENANT continue to occupy the Premises, or any part thereof, after expiration of the term of this Lease, unless otherwise agreed in writing, such occupancy shall constitute and be construed as a tenancy from month to month only, and not a renewal hereof or an extension for any further term. In such event, TENANT shall pay to LANDLORD rent at a rate equal to 125% of the rate payable prior to such holding over and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Lease, and such month to month tenancy shall be on the same terms and conditions of this Lease then in effect. This paragraph shall not be construed as granting any grace period for vacating the Premises.

               2.4 TENANT is hereby given the option to extend the term on all of the provisions contained in this Lease, except for monthly Fixed Rent, for one five (5) year period following the expiration of the initial term (the "First Extended Term"), by giving notice of exercise of the option (the 'First Option Notice") to LANDLORD not less than one hundred eighty (180) days and not more than two hundred seventy (270) days prior to the expiration of the initial term of this Lease. TENANT shall have the additional option to extend the term of this Lease on all the provisions contained in this Lease, except for the monthly Fixed Rent, for an additional five (5) year period (the 'Second Extended Term") following expiration of the First Extended Term, by giving notice of the exercise of the option (the "Second Option Notice") to LANDLORD not less than one hundred eighty
     (180) days and not more than two hundred seventy (270) days prior to the expiration of the First Extended Term.
     Provided that, if TENANT is in default under this Lease on the date of giving either the First Option Notice, or the Second Option Notice, the First Option Notice, or the Second Option Notice, shall be totally ineffective, or if TENANT is in default under this Lease on the date the First Extended Term or the Second Extended Term is to commence, the First Extended Term, or the Second Extended Term, as applicable, shall not commence and this Lease shall expire at the end of the initial term or the First Extended Term, as applicable.

            3.   RENT

                 3.1 During the first Lease Year, TENANT agrees and covenants to pay to LANDLORD, or to such other persons or entities at such place or places as LANDLORD may from time to time designate in writing, without offset, abatement, deduction, prior notice or demand of any kind, except as otherwise specifically set forth herein, a monthly fixed rent in the sum equal to EIGHTY-FIVE CENTS ($0.85) per rentable square foot (hereinafter 'Fixed Rent"). Fixed Rent shall be payable in advance on the first day of each month in equal monthly installments of ONE HUNDRED SIXTY-EIGHT
      THOUSAND FIVE HUNDRED SIXTY AND 10/100 DOLLARS
      ($168,560.10), and shall not be increased, abated or diminished unless expressly set forth herein.

                 3.2 Monthly Fixed Rent for the second Lease Year and for each Lease Year thereafter shall be increased to an amount determined by multiplying the total rentable square feet in the Premises (approximately 198,306 rentable square feet) by the following amounts:

      LEASE   YEAR         $ PER RENTABLE SQUARE FOOT PER MONTH

            2                         $ 0.91

            3                         $ 0.94

            4                         $ 0.96

            5                         $ 0.98

            6                         $ 1.01

            7                         $ 1.03

            8                         $ 1.055

            9                         $ 1.08

           10                         $ 1.11

           11                         $ 1.135

          12                         $ 1.165

          13                         $ 1.195

          14                         $ 1.225

          15                         $ 1.25

                3.3 Provided TENANT is not in default hereunder, upon not less than thirty (30) days, prior written notice to LANDLORD, TENANT shall have the right to elect to defer payment to LANDLORD of an amount of the monthly Fixed Rent payable during the calendar year 1993 equal to an amount not to exceed fifty percent (50%) of any such monthly Fixed
      Rent. Any rent so deferred by TENANT shall hereinafter be referred to as the 'Deferred Rent". Such Deferred Rent shall accrue interest at the rate of ten percent (lot) per annum commencing upon the date such Deferred Rent would have been payable had the deferral election not been made by TENANT, with such interest compounding monthly. Commencing January 1, 1994, and on the first day of each and every month thereafter during the term of this Lease, TENANT shall pay to LANDLORD monthly installments sufficient to amortize the aggregate Deferred Rent, plus interest accrued thereon through December 31, 1993 (the 'Deferral Amount") over the remaining term of this Lease (without taking into account the extension terms), at an interest rate of ten percent
      (10*) per annum. TENANT shall have the right to prepay the Deferral Amount, plus interest accrued thereon, at any time without premium or bonus. Upon the occurrence of any default by TENANT hereunder, or upon any termination of this Lease without default by TENANT, the Deferral Amount, plus interest accrued thereon, shall immediately be due and payable by TENANT to LANDLORD. TENANT expressly acknowledges and agrees that the Deferral Amount, plus interest thereon, is in the nature of a loan from LANDLORD to TENANT, and in this regard, TENANT's obligations to pay such Deferral Amount, along with interest thereon, as herein provided, shall be absolute and unconditional and without offset, abatement or deduction, and TENANT hereby waives demand, presentment for payment, protest, notice of protest, notice of nonpayment of the Deferral Amount and all other notices of any kind or nature relating thereto.

                3.4 TENANT's obligation to pay Fixed Rent, shall commence on the Commencement Date. Notwithstanding the foregoing, in the event the Commencement Date occurs prior to the delivery by LANDLORD'S construction manager, Bilbro & Giffen, to LANDLORD and TENANT of a certification that the Tenant Improvements for the entire Premises are substantially complete and that the Premises are in move-in condition, TENANT's Fixed Rent obligations shall be pro-rated based upon the rentable square footage of the Building(s) occupied by TENANT. Further notwithstanding the foregoing and provided that LANDLORD's construction manager, Bilbro & Giffen, shall have provided to LANDLORD and TENANT a certification (or certifications) that the Tenant Improvements for the entire Premises are substantially complete and in move-in condition not later than sixty (60) days after the Commencement Date, TENANT's obligations to pay Fixed Rent for the entire Premises shall commence on the ninetieth (90th) day after the Commencement Date. In the event TENANT has not been provided with all such certifications within such sixty (60) day period TENANT's obligations to pay Fixed Rent for the entire Premises shall commence on the thirtieth (30th) day after TENANT is provided the final certification from Bilbro & Giffen that the Tenant Improvements in the entire Premises are complete and in move-in condition. The date upon which TENANT's obligation to pay Fixed Rent shall hereinafter be referred to as the 'Fixed Rent Commencement Date". If the Fixed Rent Commencement Date is not the first day of a calendar month, the first month's Fixed Rent shall be prorated on the basis of a thirty (30) day month, and shall be payable with the first full monthly rental due hereunder. TENANT's obligation to pay Additional Rent (as that term is defined in Paragraph 3.6 hereof) and other charges shall commence on the Commencement Date.

                 3.5 The term "Lease Year" is herein defined as the twelve full calendar month period following the Commencement Date of the term hereof, and any annual anniversary thereof.

                 3.6(a)     In addition  to  the  Fixed  Rent,  and  all
      other sums due hereunder, TENANT shall pay to LANDLORD
      increases in Building Operating Expenses (as hereinafter
      defined and calculated) over those Building Operating
      Expenses  for  calendar  year  1993.  TENANT's  obligations   to
      pay to LANDLORD such increases in Building Operating
      Expenses, as well as all other amounts payable by TENANT to LANDLORD hereunder (other than Fixed Rent, the Deferral
      Amount, the amortization of the Additional Tenant
      Improvement  Allowance  described  in  Paragraph  4.1(a)  or   the

      Expansion Loan Obligation described in Paragraph 3.8 hereof), together with any late charges or interest that may accrue thereon in the event of TENANT'S failure to timely pay the same, shall be deemed Additional Rent. The term "Building Operating Expense' as used herein shall mean any and all costs, charges, expenses and disbursements of every kind and nature which LANDLORD shall pay or become obligated to pay, during the term of the Lease, because of, or in connection with, the operation, ownership, maintenance, repair and management of the Premises in accordance with the terms of this Lease, including, but not limited to, the cost or charges for the following items: heating, air conditioning, water, steam and fuel, real estate taxes, general and special assessments, license fees, levies, charges, expenses and impositions (as defined in Paragraph 8.1(a) and as qualified by Paragraph 8.2 hereof), Environmental Surcharges (as defined in Paragraph 8.1(b) hereof), waste disposal, janitorial services, security services (if any), window cleaning, materials, supplies, equipment and tools, service agreements on equipment, insurance as required by Paragraph 12 hereof, the cost of compliance with any fire, safety or other governmental rule or regulation imposed upon LANDLORD with respect to the Premises (or any portion thereof), wages and salaries, employee benefits and payroll taxes, reasonable accounting and legal expenses, administrative fees and overhead expenses, management fees (provided that it LANDLORD manages the Premises, the amount included for management fees shall not exceed the amount typically charged by independent management companies in the San Diego metropolitan area), landscape and exterior maintenance for the grounds and parking area of the Premises, the cost to LANDLORD of maintenance and repair of the Premises, in accordance with LANDLORD's obligations herein, and the cost of contesting the validity or applicability of any governmental enactments which may affect Building Operating Expenses. LANDLORD shall furnish or cause to be furnished to the Premises the services set forth in exhibit D attached hereto and made a part hereof, at the times provided therein for the term of this Lease. Any services not expressly described in such Exhibit D or otherwise expressly described herein shall be voluntary and LANDLORD shall have the right to terminate such services at any time in its sole discretion. For the purposes of this Lease, Building Operating Expenses shall not include interest expenses, leasing commissions, depreciation on the buildings comprising the Premises, the matters set forth in Exhibit E attached hereto and made a part hereof. Building Operating Expenses shall also not include the cost of capital expenditures, however, the costs of structural repairs, Required Capital Improvements and Costs Savings Improvement should be included to the extent of each year's amortization of such costs incurred by LANDLORD after the date any space in the Premises was first occupied by TENANT; such costs shall be amortized (with interest as paid by LANDLORD or if such costs are internally financed, with interest computed at a rate of ten percent (10%r) per annum over the useful life, as calculated pursuant to the provisions of Internal Revenue Code of the items for which such costs were incurred. For purposes hereof "structural repairs" included in Building Operating Expenses shall not include structural repairs which result from latent defects in, or significant design error relating to, the initial design or construction of the shell portion of any Building comprising the Premises; "Required Capital Improvements' shall be improvements or replacements made in or to the Premises in order to conform to changes, after the date any space in the Premises was first occupied by TENANT, in all applicable laws, ordinances, rules, regulations or orders of any governmental authority having jurisdiction over the Premises; "Costs Savings Improvements' shall mean any capital improvements or replacements which are intended to reduce or stabilize Building Operating Expenses, or to provide additional or increased services or facilities to the tenants of the Premises. Costs of structural repairs and Cost Saving improvements exceeding $50,000 which are installed after calendar year 1993 require the prior approval of TENANT before inclusion in Building operating Expenses.

                (b) During December, 1993 and during December of each calendar year of the term of this Lease (or as soon thereafter as is reasonably practicable), LANDLORD shall give TENANT written notice of its reasonable estimate of amounts payable under this Section 3.6 for the ensuing calendar year. on or before the first day of each month during the ensuing calendar year, TENANT shall pay to LANDLORD one-twelfth (1/12) of such estimated amounts, provided that if such notice is not given in December, TENANT shall continue to pay on the basis of the prior year's estimate until the first day of the month after such notice is given.

                (c)  An annual adjustment reflecting the
      difference between the actual Building Operating Expenses for such calendar year and the Projected Building Operating Expenses shall be made within sixty (60) days after issuance by LANDLORD of the statement of the actual Building Operating Expenses incurred for such calendar year, and payment shall be due thirty (30) days after the annual adjustment notice is received by TENANT. TENANT shall have the right to audit any LANDLORD'S statement of Building Operating ExPenses, including the statement for base year 1993 expenses at TENANT,s sole cost and expense, upon not less than five (5) business days, prior written notice to LANDLORD. Any such audit shall be undertaken by an employee of TENANT or its contracted representative from a Certified Public Accounting Firm at reasonable business hours and in conformance with generally accepted auditing standards. LANDLORD agrees to cooperate with any such audit provided that such cooperation shall be at no cost or expense to LANDLORD. TENANT's failure to either request an audit of any such statement of Building Operating Expenses within three (3) years after its receipt of any such statement, or to complete such audit within six (6) months of any request therefor, shall render such statement final and binding upon both LANDLORD and TENANT and such statement shall not be available for audit thereafter. In the event TENANT and LANDLORD dispute any audit exception discovered in connection with TENANT's exercise of its audit rights hereunder, the parties shall submit such dispute to their outside audit firm for resolution. In the event the resolution results in a credit to either party, such party shall have the right to elect to obtain such credit in a lump sum or by a credit from the next installment of Fixed Rent if such credit runs to TENANT, or an increase in the next installment of Fixed Rent if such credit runs to LANDLORD.

              (d) Notwithstanding LANDLORD's obligations to provide TENANT with the services described in Exhibit D hereto, at any time after calendar year 1993 TENANT becomes dissatisfied with the level of any particular service provided by LANDLORD as described therein, TENANT shall have the right, upon not less than thirty (30) days prior written notice to LANDLORD, to elect to terminate LANDLORD's obligation to provide such service to TENANT and to secure such service for TENANT'S own account at TENANT's sole cost, expense and liability. Upon TENANT's exercise of such election, TENANT's obligations to pay Fixed Rent hereunder shall be reduced by the actual cost to LANDLORD of such service incurred during calendar year 1993. Further,

      TENANT's obligations to pay Additional Rent shall be adjusted to exclude any increases in the cost of such service over calendar year 1993. After calendar year 1993, TENANT Shall have the additional right to request LANDLORD to consent to increase or decrease the level of any particular service described in Exhibit D hereto, which LANDLORD's consent shall not be unreasonably withheld, and in such event, upon the exercise of such right TENANT's obligations to pay Fixed Rent shall be increased, as a result of any request for an increase in such service, or decreased as a result of any request for a decrease in such service, by an amount equal to the cost to LANDLORD of any increase or decrease in the level of such service, and any further increases in the cost of such service shall continue to be passed through to TENANT in accordance with the provisions of Paragraph 3.6(a) hereof. In the event that the parties agree to both the scope and cost of any increase or decrease in such services, a similar adjustment to the services, Fixed Rent and Additional Rent may occur during calendar year 1993.

                3.7 (a) LANDLORD and  TENANT  shall  have  thirty
      (30) days after LANDLORD receives the First Option Notice  in which to agree on monthly Fixed Rent during the  First
      Extended Term.  If the parties agree on  the  monthly  Fixed
      Rent for the First Extended Term during that thirty (30)  day period, they shall immediately execute an amendment  to  this
      Lease stating the monthly Fixed Rent for such First  Extended
      Term.  If the parties are unable to agree on  the  monthly
      Fixed Rent for the First Extended Term within  that  thirty
      (30) day period, then, within ten (10) days after  the
      expiration of such thirty (30) day period, each  party,  at its cost and by giving notice to the other party, shall
      appoint a real estate appraiser, with an MAI designation and at least five (5) years full time commercial appraisal
      experience in the area in which the Premises are located,  to appraise and set the fair market rental rate for the  First
      Extended Term, for a space of comparable size,  quality  and location (the 'Fair Market Rental Rate").  The  term  "Fair
      Market Rental Rate" for the purposes of this  Lease,  shall mean the annual amount per rentable square foot that a
      willing, comparable, new non-renewal, non-equity, non-
      expansion tenant will pay for office space, and  LANDLORD
      would accept, at a=ls length, giving appropriate
      consideration to annual rental rates per rentable  square
      foot, escalation (including type, gross or net, and if
      gross, whether base year or expense 'stop"), and  abatement pro,visions reflecting free rent during the Lease  term,
      brokerage commissions, if  any,  length  of  the  Lease  term, size and location of premises being leased, building
      standard work letters  and/or  tenant  improvement  allowance, if any, and other generally applicable  terms  and  condition, of tenancy for comparable space  in  comparable  buildings  as evidenced where possible by  recently  consummated  lease
      transactions.  If  a  party  does  not  appoint  an  appraiser within ten (10) days after the other party  has  given  notice of the name of its appraiser, the single  appraiser  appointed shall be the sole appraiser and  shall  set  the  Fair  Market
      Rental Rate for the First Extended Term.  If the two
      appraisers are appointed by the  parties  as  stated  in  this paragraph, they shall meet promptly and  attempt  to  set  the
      Fair Market Rental  Rate  for  the  First  Extended  Term.  If
      they are unable to agree within thirty  (30)  days  after  the second appraiser has been appointed,  they  shall  attempt  to elect a third appraiser meeting the qualifications  stated  in this Section 3.7 (a) within ten (10) days after the  last  day the two appraisers are given to set  the  Fair  Market  Rental
      Rate.  If they are unable to  agree  on  the  third  appraiser, either of the parties to this Lease, by giving ten  (10)
      days, notice to the other party, can file a petition with the American Arbitration Association solely for the purpose of selecting a third appraiser who meets the qualifications stated in this paragraph. Each party shall bear half the cost of the American Arbitration Association appointing the third appraiser and of paying the third appraiser's fee.
      The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.
      within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Fair
      Market Rental Rate for the First Extended Term. If the majority of the appraisers are unable to set the Fair Market
      Rental Rate within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the Fair Market
      Rental Rate for the Premises during the  First  Extended  Term.
      In setting the Fair Market Rental Rate for the First
      Extended Term, the appraiser or appraisers shall consider the use to which the Premises are restricted under this Lease and shall not consider the highest and best use for the Premises without regard to the restriction on use of the Premises contained in this Lease. If, however, the low appraisal and/or the high appraisal is/are more than ten percent (10*) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals should be added together and their total divided by two; the resulting quotient shall be the Fair Market Rental Rate for the Premises during the First Extended Term. If both the low appraisal and the high appraisal are disregarded as stated in this Section 3.7(a), the middle appraisal shall be Fair Market Rental Rate for the Premises during the First Extended Term. After the Fair Market Rental Rate for the First Extended Term has been set, the appraiser shall immediately notify the parties. The monthly Fixed Rent for the First Extended Term shall be ninety percent (90%) of the monthly Fair Market Rental Rate determined in the manner provided herein.

      (b) The parties shall have thirty (30) days after LANDLORD receives the Second Option Notice in which to agree on a monthly Fixed Rent during the Second Extended Term. If the parties agree on the monthly Fixed Rent for the Second Extended Term during that thirty (30) day period, they shall immediately execute an amendment to this Lease stating the monthly Fixed Rent. If the parties are unable to agree on the minimum monthly rent for the Second Extended Term within that thirty (30) day period, then the parties shall exercise the appraisal procedure outlined in Section 3.7(a) of this Lease to determine the Fair Market Rental Rate for the Second Extended Term. The monthly Fixed Rent for the Second Extended Term shall be ninety percent (90%) of the monthly Fair Market Rental Rate for the Second Extended Term.

      (c) Notwithstanding the foregoing subparagraphs (a) or (b) of this Section 3.7, in no instance will the monthly Fixed Rent for the First Extended Term be less than the monthly Fixed Rent provided for during the last year of the original term of this Lease, nor will the monthly Fixed Rent for the first year of the Second Extended Term, be less than the monthly Fixed Rent for the last year of the First Extended Term.

      4.    IMPROVEMENTS TO THE PREMISES

      4.1 (a) Upon execution hereof, LANDLORD shall, in compliance with all applicable codes, laws, regulations and ordinances, including, without limitation, all applicable governmental requirements included within Title 24 Regulations, Handicapped Access and the Americans with Disability Act
      (1988), complete all deferred maintenance items in the Buildings comprising the Premises, including, without limitation, existing HVAC systems, window systems and roof systems, and provide reasonable documentation that all necessary repairs have been effected to the roof and HVAC systems such that such systems are in proper working condition. Further LANDLORD shall replace all concrete flooring on the second floor of each of the Buildings comprising the Premises that do not meet TENANT's specifications of 2,000 lbs. per square inch lightweight concrete. LANDLORD shall demolish all existing tenant improvements. All of the foregoing shall be at LANDLORD's cost and expense. A schedule of LANDLORD's obligations to prepare the Premises for TENANT's Tenant Improvements (as that term is hereinafter defined) is attached hereto as Exhibit F and made a part hereof. In addition to the foregoing, LANDLORD agrees to spend $200,000 to upgrade lobbies, rest rooms, loading docks in the buildings, or to create an outside eating and gathering area in the Premises for the exclusive use of TENANT's employees. These funds shall be applied in LANDLORD's discretion after consultation with TENANT for the reasonable enhancement of the Premises as a "campus type" office project. Attached hereto as Exhibit G is TENANT's current schedule for the preparation of a space plan, working drawings and detailed specifications (collectively the 'Plans") for TENANT's improvements of the Premises (the "Tenant Improvements') and for the commencement and completion of the construction of such Tenant Improvements. LANDLORD and TENANT shall make good faith efforts to meet the time frames set forth in such schedule. LANDLORD shall, in compliance with all applicable codes, laws, regulations and ordinances, construct such Tenant Improvements at TENANT's sole cost and expense, subject to LANDLORD's obligations under Paragraphs 4.1(a) and (b) and 5.2 hereof, and subject to TENANT's right to approve the construction contract relating thereto, which consent shall not be unreasonably withheld or delayed. The
      Plans submitted by TENANT to LANDLORD shall be reviewed by LANDLORD which shall make modifications that may be necessitated for structural purposes and LANDLORD shall approve (and modify as required) such Plans within fifteen
      (15) days of its receipt of same. Once approved by LANDLORD, the Plans shall not be modified or amended without LANDLORD's prior written consent. LANDLORD agrees that it shall not unreasonably withhold its approval to the Plans or to changes thereto, except as otherwise provided herein.
      TENANT shall have the right to make reasonable requests for changes to the Plans during the construction of the Tenant Improvements, however any such changes shall be at TENANT's sole cost and expense, subject to availability of the Tenant
      Improvement Allowance or the  Additional  Tenant  Improvement
      Allowance. Further, any delays in the completion of the Tenant Improvements which result from TENANT's delays in completing the Plans or from modifications or changes to the Plans requested by TENANT shall be deducted from the ninety
      (90) day time period between the Commencement Date and the Fixed Rent Commencement Date for the entire Premises provided in Paragraph 3.4 hereof, to the end that LANDLORD shall suffer no delay in its receipt of such Fixed Rent for the entire Premises as a result of any such modifications or changes to the Plans requested by TENANT. Subject to the foregoing, and to Paragraph 4.2 hereof, LANDLORD shall exercise reasonable efforts to complete such Tenant
      Improvements in a reasonable period. TENANT shall accept possession of the Premises upon its receipt of a certification from LANDLORD's construction manager, Bilbro &
      Giffen, that the Tenant Improvements are substantially complete and in move-in condition.

                (b) (i) LANDLORD shall provide TENANT with a tenant improvement allowance of $20.00 per rentable square foot, which sum shall be allocated to the cost of design and installation of the Tenant Improvements (the "Tenant Improvement Allowance"). In addition to the Tenant Improvement Allowance, LANDLORD agrees to make available to TENANT an additional sum of $8.00 per rentable square foot for such Tenant Improvements (the "Additional Tenant Improvement Allowance"). The parties acknowledge and agree that the Fixed Rent provided for herein is based upon the calculation that the Tenant Improvement Allowance will be sufficient to fund the Tenant Improvements. in the event that TENANT does not utilize the entire Tenant Improvement
      Allowance, the differential between the Tenant Improvement Allowance and the amount of monies actually expended in connection with the Tenant Improvements shall be credited against TENANT's Fixed Rent obligations based upon an amortization of such differential over the term of the Lease at an interest rate equal to the yield, as of the date of execution of this Lease, of TENANT's publicly traded 8.75t bonds due March 15, 2007. In the event TENANT utilizes any portion of the Additional Tenant Improvement Allowance, the full amount of the Additional Tenant Improvement Allowance utilized by TENANT shall be charged to TENANT upon completion of all such Tenant Improvements by an increase in the Fixed Rent payable by TENANT hereunder based upon an amortization of such Additional Tenant Improvement Allowance over the term of the Lease (without considering any extension term) at a rate equal to the yield, as of the date of the execution of this Lease, of TENANT's publicly traded 8.75t bonds due March 15, 2007. TENANT's obligations to repay to LANDLORD any portion of the Additional Tenant Improvement Allowance utilized to fund Tenant Improvements shall be subject to and governed by the provisions of the last sentence of Paragraph 3.3 hereof. Any cash received by LANDLORD as a result of energy credits resulting from the installation of energy saving devices in the Tenant Improvements shall be credited to the Tenant Improvement Allowance.

                     (ii)  During the construction of the Tenant
      Improvements by LANDLORD, LANDLORD shall, at its own cost and expense, retain Bilbro & Giffen to perform certain construction management services on behalf of LANDLORD. TENANT shall be responsible to reimburse LANDLORD at the substantial completion of the Tenant Improvements for any costs of construction management services incurred from Bilbro & Giffen for any services requested by TENANT beyond the scope of services set forth in Article 1 of the American Institute of Architects Standard Form of Agreement between Owner and Construction manager, AIA Document B801. Such construction management services shall not be deducted from either the Tenant Improvement Allowance or the Additional Tenant Improvement Allowance. TENANTS reimbursement obligations hereunder are subject to and governed by the provisions of the last sentence of Paragraph 3.3 hereof.

                (c) In addition to the  Tenant  Improvement
      Allowance and the Additional Tenant Improvement Allowance, LANDLORD shall provide TENANT with a refurbishment allowance of up to $3 per rentable square foot for repair, remodel (subject to the provisions of Paragraph 10.1 hereof) refurbishment and/or replacement in similar kind of Tenant Improvements constructed by LANDLORD for TENANT at the commencement of the term of this Lease (the "First Refurbishment Allowance"), which First Refurbishment Allowance may be utilized at any time by the TENANT during the sixth (6th) through the tenth (10th) Lease Year hereof. Further, LANDLORD shall provide TENANT with an additional refurbishment allowance of up to $3 per rentable square foot for repair, remodel (subject to the provisions of Paragraph 10.1) refurbishment and/or replacement in similar kind of the Tenant Improvements in the Premises (the "Additional Refurbishment Allowance,-), which Additional Refurbishment

      Allowance can be utilized at any time during the eleventh
      (llth) through the fifteenth (15th) Lease Year.

                (d) In connection with the Tenant Improvement Allowance and the Additional Tenant Improvement Allowance, LANDLORD shall utilize such allowances in connection with its construction of the Tenant Improvements in accordance with the terms of Paragraph 4.1 hereof. In the event the costs of such Tenant Improvements exceed the SUM of such allowances, TENANT shall remit to LANDLORD, immediately upon LANDLORD's demand therefor, such additional amounts incurred by LANDLORD in connection with its construction of such Tenant Improvements. TENANT's obligations hereunder shall be subject to and governed by the last sentence of Paragraph
      3.3 hereof. LANDLORD shall disburse the First Refurbishment Allowance and the Additional Refurbishment Allowance to TENANT only upon TENANT'S completion of the repair and refurbishment work relating thereto. All such billings against the Initial Refurbishment Allowance shall be made prior to the expiration of the tenth Lease Year and all billings against the Additional Refurbishment Allowance shall be made prior to the expiration of the fifteenth Lease Year.

               4.2 If the time of commencement or completion of the repair and maintenance described in Paragraph 4.1 is delayed because of labor disruptions, war, insurrection, governmental restrictions, fire, flood, storm, or any other cause not reasonably within the control of LANDLORD, the time for commencement and completion shall be extended provided LANDLORD shall have notified TENANT in writing, in the manner provided in Paragraph 2.4 hereof, of the delay within five (5) business days of the onset of such delay. Such written notice from the LANDLORD to TENANT shall specify the number of days commencement or completion of such repair and maintenance is expected to be delayed by the event which caused the delay.

               4.3 Both parties must perform their obligations under this Article 4 with reasonable skill and diligence and may not intentionally interfere with or prevent the other party's performance of its obligations under this Article 4.

      5     TENANT'S ACCEPTANCE OF THE PREMISES, ADDITIONAL ALLOWANCES

                5.1 Subject to LANDLORD'S obligations described in Paragraph 4.1 and 7.2 hereof, TENANT acknowledges that LANDLORD has made no representation or warranty to TENANT regarding the condition of the Premises or their present or future suitability for TENANT'S intended use, except as otherwise expressly set forth in this Lease.

                5.2  In addition to the Tenant Improvement
      Allowance and the Additional Tenant Improvement Allowance, LANDLORD will provide TENANT with the following supplemental allowances (the "Supplemental Allowances,,):

                     (a) for space programming services for the Buildings comprising the Premises performed by the Austin Hansen Group up to $0.10 per rentable square foot;

                     (b) for space planning services and working drawings for the Tenant Improvements performed by the Austin Hansen Group up to $0.60 per rentable square foot; and

                    (c) for consulting services to be performed by Space Matters in connection with the move of TENANT into the Premises up to $0.20 per rentable square foot.

      In connection with the foregoing Supplemental Allowances TENANT shall negotiate with the above consultants acceptable contracts for the foregoing services immediately after the execution of this Lease and will provide LANDLORD with such contracts which LANDLORD will execute within a reasonable period of time after its receipt thereof. TENANT agrees that LANDLORD's execution of such contracts is intended solely to expedite the performance of the services described therein and TENANT agrees to hold LANDLORD harmless from any claims that may arise under any such contract regarding the performance by any such consultant of such services. Further, TENANT agrees that it shall certify to LANDLORD, prior to LANDLORD's obligation to pay any portion of the Special Allowances relating thereto, that such amounts have been properly incurred thereunder. Any charges or fees incurred under any such contract which exceed the particular Special Allowance relating thereto shall, at TENANT's option, (i) be offset against the Tenant Improvement Allowance or the Additional Tenant Improvement Allowance (to the extent sums remain available thereunder), or (ii) be reimbursed directly to LANDLORD.

                5.3 In addition to  the  Tenant  Improvement
      Allowance, the Additional Tenant Improvement Allowance and the Supplemental Reimbursement Allowances, LANDLORD shall provide to TENANT a relocation allowance in the amount of up to $2.00 per rentable square foot for reimbursement to TENANT for relocation expenses incurred by TENANT (the "Moving Allowance-). Not sooner than thirty (30) days after the Fixed Rent Commencement Date, TENANT shall submit to LANDLORD invoices approved by TENANT reflecting such relocation expenses, and LANDLORD shall pay any such invoices within thirty (30) days Of LANDLORD's receipt of any such approved invoices. LANDLORD shall have n, further obligation to disburse any Moving Allowance to TEN@ unless all invoices relating thereto have been submitted by TENANT to LANDLORD not later than six (6) months after the Fixed Rent Commencement Date.

                5.4 The Premises shall be thoroughly cleaned, at LANDLORD's sole cost and expense, prior to, and immediately following, TENANT's move into the Premises.

           6.   EVIDENCE OF
                POSSESSION

                6.1 Attached hereto as Exhibit H is a copy of the preliminary title report of Commonwealth Land Title Company dated March 10, 1992, Order No. 942369 relating to the
      Premises (the "Title Report').

                6.2  LANDLORD covenants with TENANT that the
      LANDLORD owns the fee simple estate in the Premises and has full right and lawful authority to lease the Premises to TENANT. LANDLORD covenants with TENANT to keep TENANT in quiet possession of the Premises during the term of this Lease and any extension thereof, provided TENANT performs all of its duties and obligations under this Lease.

                6.3 LANDLORD hereby represents and warrants to TENANT as follows:

                    (a)  LANDLORD's title to the Premises is
                    subject to certain liens, easements,
                      restrictions and encumbrances, as described in the Title Report, herein referred to as "Underlying Documents'-; but none of the foregoing prohibit the use of Premises for Purposes contemplated by TENANT and described in Paragraph 7.1 hereof;

                      (b)  To the beet of    LORD'S  knowledge,  its
                      fee title to the Premises is subject only to those liens, easements, restrictions and encumbrances reflected in the Title Report;

                      (c) To the best of LANDLORD'S knowledge, no existing zoning ordinance or restrictive covenant prevents the use of the Premises for the specific purposes set forth in Paragraph
                      7.1 if the Premises are constructed in
                      accordance with the space plan to be reviewed and approved by LANDLORD hereunder;

                      (d) To the best of LANDLORD's knowledge, the terms and conditions of this Lease, including the exhibits attached hereto, are in compliance with and do not violate the provisions of the Underlying Documents;

                      (e)  To the best Of LANDLORD's knowledge,
                      there is no asbestos containing material in the Premises.

          7.   USE OF PREMISES: POSSESSION

               7.1  TENANT may use the Premises for
     administration and general office purposes, and for such incidental uses reasonably deemed to benefit its employees and invitees, including but not limited to food service, gym and childcare facilities, and for no other purpose without the prior written consent of LANDLORD, which shall not be unreasonably withheld.

               7.2 LANDLORD shall be required to comply with legal requirements relating to the physical condition of the structural portions of the Premises, subject to the provisions of Paragraph 4.1 and except as otherwise provided in Paragraph 5 hereof. TENANT shall comply with all legal requirements which relate to the Premises, their physical condition and their use in all other respects.

            8.   REAL ESTATE TAXES

                 8.1 LANDLORD shall pay at the times and in the manner set forth below, subject to reimbursement by TENANT under Paragraph 3.6 hereof as more particularly qualified in Paragraph 8.2 hereof, all real estate taxes, general and special assessments, license fees, levies, charges, expenses, impositions and Environmental Surcharges, as more fully described below, including any real estate tax consultant expense incurred for the purpose of maintaining equitable tax assessments on the Premises, payable with respect to the Premises as follows:

                 (a) "Real estate taxes, general and special assessments, license fees, levies, charges, expenses, and impositions" shall not include any fines, charges, penalties, assessments or impositions incurred by LANDLORD, resulting from LANDLORD's failure to timely pay any such items, violations of law or other negligent or delinquent activities of LANDLORD, but shall mean such taxes, assessments, levies and charges levied, assessed or imposed:

                     (i) upon or with respect to, or which shall be or may become liens upon the Premises, or any portion thereof or any interest of LANDLORD in them or under this Lease, including any increases thereof resulting from the sale or other disposition of the Premises, or any portion thereof, or any interest therein; or

                    (ii)  upon or against, or which shall be
                          measured by, or shall be or may become liens upon, any rents or rent income, as such, payable to or on behalf of LANDLORD, in connection with the
                          Premises or any portion of them or any interest of LANDLORD in them; or

                   (iii) upon or with respect to the ownership, possession, leasing operation, management, maintenance, alteration, repair, rebuilding, use or occupancy by TENANT of the Premises or any portion of them or any building or improvement of
                         which they are a part; or

                   (iv)  upon any document to which TENANT  is
                         or becomes, a party creating or
                         transferring an interest in or any
                         estate in the Premises; or

                    (v) upon or against LANDLORD or any interest of LANDLORD in the Premises in any manner and for any reason whether similar or dissimilar to the foregoing, under or by virtue of any present or future law, ordinance, regulation or other requirement of any governmental or quasi-governmental authority, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen, or foreseen, or similar or dissimilar to any of the foregoing.

                    (b) "Environmental Surcharge" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, The Federal Clean Air Act, or any regulations promulgated thereunder, or by any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments, or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy in regard to the use, operation or occupancy of the Premises, so long as such expenses, taxes, charges or penalties could not reasonably have been avoided by LANDLORD's reasonable conduct not involving the expenditure of money.

                     (c)  All of the items set forth in
     subparagraphs (a) and (b) above are sometimes collectively referred to in this Lease as "taxes".


                 8.2 (a) For purposes  of  calculating  TENANT's
     obligations to pay increases in ad valorem real estate taxes over such expenses for the calendar year 1993, the maximum annual increase in such items  to  be  passed  through  to  TENANT under Paragraph 3.6 hereof shall be two percent (2k) per annum, cumulative. Notwithstanding the foregoing, in the event of a sale of the Premises by the LANDLORD executing this Lease, AMERICAN NATIONAL INSURANCE COMPANY ("ANTCO"), any increase in ad valorem real estate taxes resulting from any such change of ownership shall not be passed through to TENANT. Upon any subsequent sale of the Premises by a successor to  ANICO,  any  increase  in  ad  valorem  real  estate taxes resulting from any such change of ownership shall not be passed through to TENANT, however, LANDLORD shall have the right to exercise the "Buy-Back Right' provided for in
       Article 37 hereof, in  which  event  such  ad  valorem  real estate tax increases shall be passed through to TENANT. In the event the State of California or any applicable governmental agency changes the manner in which commercial real property is taxed at any time during the term of this Lease, as it may be extended as provided herein, any increase in such taxes shall be passed through to TENANT in its entirety under Paragraph 3.6 hereof, notwithstanding the fact that such increase may occur in calendar year 1993. As used herein, the term "ad valorem real estate tax" shall mean any tax imposed by the State of California, the County of San Diego, the City of San Diego and/or any agency thereof based upon the value of the Premises, any fixtures included therein, and the real property relating thereto.

                 8.2(b) Notwithstanding anything that may be construed to the contrary in Paragraph 3.6 hereof, TENANT shall be fully responsible to reimburse LANDLORD for any and all additional tax liability resulting from any increase in the costs of the Tenant Improvements over $20.00 per rentable square foot, which obligations shall be subject to and governed by the provisions of the last sentence of Paragraph 3.3 hereof.

                  8.3 TENANT shall  pay,  or  cause  to  be  paid,  prior
       to  delinquency,  directly  to  the  taxing  authority,  any   and
       all  taxes  levied,  assessed  or  which  become  payable   during
       the  lease  term  upon  TENANT'S  leasehold  improvements,
       equipment,  furniture,  fixtures  and  other  personal   property
       located in the Premises. In the event any or all of TENANT'S leasehold improvements (other than the Tenant
       improvements),   equipment,   furniture,   fixtures   and   other
       personal property shall  be  assessed  and  taxed  with  any
       building  included  within  the  Premises  are  a   part,   TENANT
       shall  pay  to  such  taxing  authority  directly  its  share   of
      such taxes within thirty (30) days after delivery to TENANT of a statement in writing setting forth the amount of such taxes applicable to TENANT'S property.

                8.4 If any general or special assessment is assessed against the Premises, the following shall apply:
      Regardless of whether LANDLORD elects to pay the assessment in installments, assessments shall be computed as if
      LANDLORD had elected to pay the same in installments over the longest period allowable by the taxing authority and only those installments (or partial installments)
      attributable to installment periods (or partial periods) falling within the term of this Lease shall be considered in determining TENANT'S tax liability under Paragraph 3.6 hereof.

          9.    MAINTENANCE AND REPAIRS

                9.1 LANDLORD shall maintain in good repair and condition the interior and exterior walls, the roof, interior surfaces of the ceilings, walls and floors, the plumbing, window glass, plate glass and doors, heating, ventilation and air conditioning systems, and the electrical wiring, switches and fixtures in the Premises. Except as provided in the preceding sentence, LANDLORD shall not be obligated to paint, repair or replace wallcoverings or repair or replace any Tenant Improvements that are in addition to the improvements described in Exhibit
      "E" attached hereto.    LANDLORD shall not be  in  default
      hereunder unless LANDLORD fails to perform obligations required of LANDLORD within a reasonable time, but in no event later than thirty (30) days after written notice by TENANT to LANDLORD (and to any lender holding a first mortgage or deed of trust on the property comprising the Premises) specifying the nature of any obligation LANDLORD has failed to perform, provided however if the nature of LANDLORD's obligation is such that more than thirty (30) days are required for performance, then LANDLORD shall not be in default if LANDLORD commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion.

                9.2 (a) Notwithstanding LANDLORD'S obligation to keep the Premises in good condition and repair, TENANT shall be responsible for payment of the costs thereof to LANDLORD as Additional Rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment

      (wherever located) that serves only TENANT or the Premises, to the extent that such cost is attributable to causes beyond normal wear and tear. TENANT shall be responsible for the costs of painting, repairing or replacing wallcoverings, and to repair and replace any Tenant Improvements that are in addition to the improvements described in Exhibit "El hereto. LANDLORD may, at its option, upon reasonable notice, elect to have TENANT perform any particulars such as maintenance or repairs, the cost of which is otherwise TENANT's responsibility hereunder.

                     (b) On the last day of the term hereof, as such term may be extended as herein provided, or on any sooner termination, TENANT shall surrender the Premises to LANDLORD in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good operating practices by TENANT. TENANT shall repair any damage to the Premises occasioned by the installation or removal of TENANT's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, TENANT shall leave the air lines, power panels (i.e. fuse boxes and/or electrical junction boxes), electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition. TENANT shall not be obligated to remove any Tenant Improvements or additional improvements that have been constructed in the Premises and approved by LANDLORD, unless LANDLORD's approval was reasonably conditioned upon TENANT's agreement to remove such additional improvements.

                9.3 If TENANT fails or neglects to commence the repair of any of the items described in Paragraph 9.2 hereof within five (5) business days after receipt of LANDLORD's written notice stating the repairs required to be made, or TENANT fails to complete such repairs within thirty (30)
      days of such notice, or such longer period as is reasonably necessary, provided TENANT is pursuing such repairs with continuity and diligence, or in the event of an emergency, LANDLORD may make such repairs as it deems reasonably necessary for the account of TENANT. Following LANDLORD's completion of such repair work, TENANT shall promptly reimburse LANDLORD for all reasonable expenses incurred upon its receipt of paid invoices.

           10.  ALTERATIONS, ADDITIONS AND IMPROVEMENTS

                10.1 TENANT shall not create any openings in the roof or exterior walls, nor make any structural alterations, additions or improvements to the Premises except in accordance with plans and specifications first approved in writing by LANDLORD, which approval shall not be unreasonably withheld. It shall be reasonable for LANDLORD to disapprove of such plans and specifications (i) if they result in unusual expense to re-adapt the Premises for normal office uses upon the termination of Lease, unless TENANT agrees to restore the Premises to its original configuration prior to Lease termination; or (ii) if such will result in an increase in the cost of insurance, taxes or services to be provided by LANDLORD, under this Lease, unless TENANT first agrees to pay such net increase in expenses or costs. Subject to the preceding sentence, TENANT shall have the right at all times to effect any and all interior non-structural improvements within the Premises costing in the aggregate less than $50,000 per Building provided, TENANT complies with all applicable governmental laws, ordinances and regulations, and that such improvements are of similar or better quality to those being replaced. Further, TENANT shall, at its sole cost, expense and liability, have the right to install satellite receiving equipment or antennas which shall be installed on or about the Premises, and properly shielded from view, in accordance with all applicable laws, codes and ordinances. TENANT shall be solely responsible for all costs associated with the installation and maintenance of such equipment and TENANT shall be responsible for any damage and for future maintenance of the roof systems of the Buildings as a result of the installation of such equipment.

                 10.2 All alterations, additions or improvements made by TENANT which are permanently attached to and made part of the Premises shall become the property of the LANDLORD at the expiration of the Lease term and any extensions thereof, except for signs, trade fixtures, display furnishings and equipment used on the Premises and furnished by TENANT and any alterations which TENANT has agreed to remove pursuant to Paragraph 9.2.

            11.  SIGNS

                 11.1 Subject to the local governing authorities LANDLORD hereby agrees that TENANT may, at its sole cost, expense and liability and subject to all laws, codes, ordinances and regulations of the City of San Diego, erect and maintain plaques as may be reasonably approved by LANDLORD at the top of Buildings 4, 5 and 6, and shall have the right to construct monument signage as reasonably
      approved by LANDLORD.   Such signage may be paid for  out  of
      the Tenant Improvement Allowance and the Additional Tenant Improvement Allowance. At the termination TENANT shall remove such signage at its sole cost and expense.

                11.2 During the term hereof TENANT shall not be required to remove its signs unless required to do so by local codes enacted subsequent to the date hereof. TENANT may at any time remodel or replace the sign facia subject to LANDLORD'S prior written approval, which approval shall not be unreasonably withheld or delayed. Except as provided for in the Lease, no other attachments shall be made to the roof, windows, doors, or other exterior walls of the Premises without LANDLORD's prior reasonable consent.

           12.  INSURANCE

                12.1 TENANT shall, at TENANT's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance in an amount not less than $5,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by LANDLORD, and shall insure TENANT, with LANDLORD as an additional insured, against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the foregoing requirements shall not, however, limit the liability of TENANT hereunder. LANDLORD shall obtain and keep in force during the term of this Lease, subject to TENANT'S reimbursement as provided in Paragraph 3.6 hereof, a policy of Combined Single Limit Bodily Injury and Broad
      Form Property Damage Insurance, plus coverage against such other risks LANDLORD reasonably deems advisable from time to time, insuring LANDLORD, but not TENANT, against liability arising out of the ownership, use, occupancy or maintenance of the Complex in an amount not less than $5,000,000 per occurrence.

                12.2 TENANT shall, at TENANT's expense, obtain and keep in force during the term of this Lease, for the benefit of TENANT, replacement costs, fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage coverage, in an amount sufficient to cover not less than 100% of the full replacement costs, as the same exists from time to time, of all of TENANT's personal property, fixtures, equipment and tenant improvements.

                12.3 LANDLORD shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not TENANT's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement costs thereof, as the same may exist from time to time, utilizing Insurance Services Office Standard Form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass and such other perils as LANDLORD deems advisable, or may be required by a lender having a lien on the Premises, with a deductible amount not to exceed $25,000 without TENANT's prior consent. In addition, LANDLORD shall obtain and keep 'in force during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to LANDLORD, which insurance shall also cover all Building Operating Expenses for said period. TENANT shall not be named in any such policies carried by LANDLORD under Paragraphs 12.1 or 12.3 hereof, and shall have no right to any proceeds therefrom. The policies required to be obtained by the LANDLORD shall contain such deductibles as LANDLORD or its lender (if any) may determine. In the event that the Premises shall suffer any insured loss, the deductible amounts under the applicable insurance policies shall be deemed a Building Operating Expense. TENANT shall not do or permit to be done anything which shall invalidate the insurance policies carried by LANDLORD. TENANT shall pay the entirety of any increase in the property insurance premium for the Premises over what would reasonably be expected for normal office occupancy, if the increases specified by LANDLORD's insurance carrier is being caused by the nature of TENANT's occupancy, or any act or omission of TENANT.

                12.4 TENANT shall deliver to LANDLORD certificates evidencing the existence and amounts of liability insurance policies required under Paragraphs 12.1 hereof, within seven
       (7) days after the Commencement Date. No such policies shall be cancellable or subject to reduction of coverage or other modification below that or as otherwise required in this Article 12, except after thirty (30) days prior written notice to LANDLORD. TENANT shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals thereof.

               12.5 Except where LANDLORD's agents or employee's negligence has contributed, to any claims, demands or cause of action, TENANT will indemnify the LANDLORD against, and bold LANDLORD ha=less from all claims, demands or causes of action, including all reasonable expenses of the LANDLORD incidental thereto, for injury to or death of any person arising within or on the Premises, and caused by TENANT'S act or omission or the act or omission of anyone for whom TENANT shall be responsible. The liability of TENANT to indemnify LANDLORD as hereinabove set forth shall not extend to any matter arising out of LANDLORD's wilfull misconduct or to any matter against which LANDLORD shall be effectively protected by insurance, provided, however, that if any such liability shall exceed the amount of the effective and collectable insurance in question, the said liability of TENANT shall apply to such excess.

                12.6 Any insurance required to be maintained by TENANT under this Lease may be maintained either under a plan of self-insurance or from a carrier which specializes in providing coverage to or for TENANT; provided, however, that TENANT shall be entitled to utilize such self-insurance or special coverage only so long as TENANT's credit standing, as rated by Moody's Investors Services, Inc., remains BBB or better, or an equivalent rating from a credit rating agency of equivalent stature.

           13. RELEASE AND WAIVER OF SUBROGATION Except as otherwise expressly provided in Paragraph 12.5 hereof, LANDLORD and TENANT hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action against each other, their agents, officers, directors, partners and employees, for any loss or damage that may occur to the Premises, or any portion thereof, or personal property including building contents within the buildings included in the Premises, by reason of fire or the elements of nature regardless of cause or origin including negligence of LANDLORD or TENANT and their agents, officers, directors, partners and employees. Because this Article 13 will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to any insurance company or any other person, each party to this Lease agrees to (i) immediately to give to each insurance company which has issued to it policies of insurance covering all risk of direct physical loss, written notice of the terms of mutual waivers contained in this paragraph, and to have the insurance policies properly endorsed to prevent the invalidation of such insurance coverage by reason of these waivers, or (ii) provide the other party with reasonably satisfactory evidence that the policies contain such waivers. Each party shall provide the other annually with evidence that its policies have been so endorsed or continue to contain such waivers.

           14.  UTILITIES

                14.1 LANDLORD shall provide to the Premises, subject to TENANT's reimbursement as provided in Paragraph
      3.6 hereof, the services described in Exhibit  D  hereto.

                14.2 TENANT shall pay upon occupancy of the Premises for all light, power, telephone and other utilities and services (other than water, gas, heat and the services described in Exhibit D hereto) specially or exclusively supplied and/or metered exclusively to the Premises or to the TENANT, together with any taxes thereon. LANDLORD shall pay for all such utilities for that portion of the Premises under construction prior to the Fixed Rent Commencement Date for the entire Premises.

                14.3 Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth.
      Utilities and services required at other times shall be subject to advance requests and reimbursement by TENANT to LANDLORD of the costs thereof.

                14.4 TENANT shall not make connection to the
      utilities except by or through existing outlets  and  shall not install or use machinery or equipment in or  about  the
      Premises that uses excess water, gas or heat, or  suffer  or permit any act that causes extra burden upon such utilities or services, including, but not limited  to,  security
      services and overstandard office usage for  the  Premises
      beyond that provided for in Exhibit  "D'  hereto.  LANDLORD shall require TENANT to reimburse LANDLORD for  any  excess expenses or costs that may arise out of breach of this
      Paragraph 14.4 by TENANT.  LANDLORD may,  in  its  sole
      discretion, install at TENANT's expense, supplemental
      equipment   and/or   separate   metering   applicable   to   TENANT's
      excess  usage  or  loading.  There   shall   be   no   abatement   of
      rent,  and  LANDLORD  shall  not  be  liable   in   any   respect
      whatsoever   for   the   inadequacy,   stoppage,   interruption    or
      discontinuance  of  any  utility  or   service   due   to   riot,
      strike, labor dispute, breakdown, accident, repair or other
      cause   beyond   LANDLORD's   reasonable   control   or   in   cooperation
      with governmental request or direction.

            15.  ASSIGNMENTS AND SUBLEASING

                  15.1  (a)  TENANT  may  not   assign   or   sublease   this
      Lease, in whole or in part, without the express written consent of LANDLORD, which consent shall not be unreasonably withheld or delayed. Anything herein to the contrary notwithstanding, TENANT may assign or sublease this Lease, in whole or in part, without the express written consent of LANDLORD to:

                        (i) any corporation into which or with which TENANT merges or consolidates;

                        (ii)   any parent, subsidiary, successor, or
                               affiliated corporation of TENANT;

                        (iii)  any corporation which acquires all or
                               substantially all of the assets or issued and outstanding shares of capital stock of TENANT;

                        (iv) any partnership, the majority of which shall be owned by TENANT.

                        (b) Except as set forth herein, if TENANT complies with the following conditions, LANDLORD shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. TENANT shall submit in writing to LANDLORD to (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such reasonable financial information as LANDLORD may request concerning the proposed subtenant or assignee.

                         (c)  No  consent  by   LANDLORD   to   any   assignment
      or subletting by TENANT shall relieve TENANT of any obligation to be performed by TENANT under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by LANDLORD to any assignment or subletting shall not relieve TENANT from the obligation to obtain LANDLORD's express written consent to any other assignment or subletting. The acceptance of rent by LANDLORD from any person other than TENANT shall not be deemed to be a waiver by LANDLORD of any provisions of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.
      For any assignment or sublease to be effective, the assignee or subtenant must assume the obligations of TENANT under this Lease and, upon request, shall execute any document reasonably requested by LANDLORD to evidence the same. No modification or amendment of the Lease between LANDLORD and any such assignee or sublessee, and no assignment or sublease shall relieve TENANT from any obligations to be performed by TENANT under this Lease, but no such modification or amendment shall be effective as to TENANT unless and until TENANT shall execute a written amendment or modification agreement, or a written consent to such modification or amendment.

                15.2 Provided any assignee of LANDLORD assumes in writing all of LANDLORD'S obligations under this Lease and so notifies TENANT, LANDLORD may assign its interest in Lease during the term hereof; provided, however, TENANT shall make all payments required under this Lease to LANDLORD, or its successors in interest, unless and until TENANT is notified of such assignment, and TENANT is in no way liable to any assignee for any rentals due hereunder until TENANT is so notified. In the event of sale or conveyance by LANDLORD of LANDLORD's interest in the Premises, LANDLORD shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities of LANDLORD under this Lease thereafter accruing. This release shall also apply to the sale or other conveyance by any successor landlord for the benefit of any such successor landlord.

                15.3 (a) If TENANT shall receive or be entitled to receive any consideration (defined herein) for an assignment or sublease approved by LANDLORD pursuant to Paragraph 15.1 herein, which consideration is in excess of the Fixed Rent and the Additional Rent (which excess amount is referred to herein as the "Bonus Rent"), the following shall apply:

                     (i)  If, and for so long as TENANT shall
                          remain liable hereunder following any such assignment or subletting, the net amount of any Bonus Rent (i.e., the total Bonus Rent less leasing commissions, attorney's fees, reasonable renovation expenses, other costs reasonably incurred by TENANT in connection with such assignment or
                          @ lease) shall  be  divided  equally
                          between LANDLORD and  TENANT,  and
                          LANDLORD's share shall be paid to
                          LANDLORD as Additional Rent hereunder not later than ten (10) days following receipt by.TENANT;

                     (ii) If TENANT is released from liability
                          hereunder with TENANT's consent, then, from and after the date of such release, LANDLORD shall be entitled to receive the full amount of the net Bonus Rent, which amount shall be paid directly to LANDLORD by the assignee or subtenant.

                      (b) The term "consideration" shall include consideration of any kind received, or to be received, by TENANT from the assignee or sublessee if such sums are related to TENANT'S interest in this Lease or in the Premises, including but not limited to, key money, bonus money, and payments in excess of the fair market value of TENANT's assets. TENANT's assets shall include, but not be limited to, TENANT's fixtures, inventory, accounts receivable, good will, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest of TENANT.

                      (c) TENANT immediately and irrevocably assigns to LANDLORD as security for TENANT's obligations under this Lease, all rent from any subletting of all or any portion of the Premises as permitted under this Lease, and LANDLORD, as assignee and as attorney in fact for TENANT, or a receiver for TENANT appointed on LANDLORD's application may collect such rent and apply it toward TENANT's obligations under this Lease; except that, until the occurrence of an act of default by TENANT, TENANT shall have the right to collect such rent.

           16.  FIRE AND CASUALTY DAMAGE

                16.1 If all or any part of the Premises is damaged or destroyed by fire, tornado or other casualty, TENANT shall give immediate written notice thereof to LANDLORD.

                16.2 If the Premises should be damaged by fire or other casualty required to be insured pursuant to the terms of the Lease ("Insured Cause"), except condemnation, and rebuilding or repairs cannot be completed within two hundred seventy (270) days from the date of such damage, TENANT may, within thirty (30) days of the date of the happening of such damage, terminate this Lease on written notice to LANDLORD and rent and all additional charges shall be abated as of the later of the date of the happening of the damage or the date TENANT ceases to do business at the Premises.

                16.3 (a) If the Premises should be damaged and such damage is an "Insured Cause" prior to the final twelve
       (12) full calendar months of the Lease term to such extent that rebuilding or repair can be completed within two hundred seventy (270) days from t-he date of the happening of such damage, LANDLORD shall, limited to the extent of insurance proceeds, and deductibles payable by TENANT (hereinafter "Deductibles"), at its sole cost and expense, proceed forthwith to rebuild or repair the Premises to substantially the condition which existed prior to such damage, except that TENANT shall have the right to request for LANDLORD to make changes to the Premises in the course of such restoration, subject to the provisions of Article 10 herein (but no such changes shall be made without LANDLORD's prior written approval which shall not be unreasonably withheld). If the cost and expense of restoration of the Premises is increased by any change or changes made by TENANT, or if LANDLORD is damaged by any delay caused solely by such change or changes, then TENANT shall pay LANDLORD, as other charges, or changes promptly upon demand, the amount or amounts by which the cost or expense of restoration of the Premises was thereby increased and the amount by which LANDLORD was damaged by such delay.

                      (b) If the Premises should be damaged and Such damage is an "Insured Cause," during the final twelve
       (12) full calendar months of the initial term hereof or any extension term, LANDLORD may, but shall not be required to, rebuild or repair such damage and if LANDLORD does not rebuild, this Lease shall automatically terminate and rent and all additional charges shall be abated as of the later of the date of such damage or the date TENANT ceases to do business in the Premises, unless TENANT exercises its option to extend the term hereof, if any is contained herein, in which case LANDLORD shall at its sole cost and expense, limited to the extent of the insurance proceeds, proceed forthwith to rebuild or repair such damage.

                     (c) If the existing laws do  not  permit
      restoration of the Premises to substantially the same condition as they were in immediately before destruction, then TENANT at its option, may (i) require LANDLORD to restore the Premises so as to comply with the then existing laws or codes, subject to the provisions of Paragraph 16.7 hereof, or (ii) terminate this Lease immediately by giving written notice to LANDLORD, in which case the Lease shall cease as of the later of the date of destruction or the date TENANT ceases to do business on the Premises.

                16.4 The determination of whether the Premises can be rebuilt or repaired within two hundred seventy (270) days from the date of any damage shall be in the mutual reasonable judgment of both LANDLORD and TENANT. If
      LANDLORD and TENANT cannot agree, the determination shall be made by an independent general contractor licensed by the state of California mutually acceptable to both LANDLORD and TENANT.

                16.5 If at any time the Premises shall be damaged so that TENANT is unable to conduct business from the Premises, or any part thereof, in its reasonable judgment, TENANT may discontinue the conduct of business from the portion of the damaged Premises and all Fixed Rent shall abate thereafter. If any portion of the Premises is damaged, the Fixed Rent abated shall be pro-rated based upon the square footage of the damaged Premises. The Fixed Rent abatement shall end on the earlier to occur of the date on which the damage shall be repaired or replaced or the date on which the conduct of business from the Premises shall be resumed. If Fixed Rent abates in accordance with this Paragraph 16.5, no other charges, expenses or Additional
      Rent payable by TENANT to LANDLORD shall abate.

                16.6 If LANDLORD is required to restore the Premises and does not commence such restoration within ninety (90) days from date of the damage or destruction, and with reasonable dispatch does not continue to restore the Premises, TENANT shall have the right, upon giving written notice to LANDLORD, in addition to other rights provided herein, to terminate this Lease, and all Fixed Rent and Additional Rent shall be abated as of the date of such notice. In the event that LANDLORD should fail to substantially complete any repairs or rebuilding as contemplated by the terms of this Article 16 within two hundred seventy (270) days from the date of written notification by TENANT to LANDLORD of the happening of the damage, subject to force majeure, TENANT may terminate this Lease on written notice at such time to LANDLORD, and Fixed Rent and Additional Rent shall be abated as of the date of such notice or the date TENANT delivers possession of the Premises to LANDLORD, whichever is later. The date on which rebuilding work or repairs are deemed to be complete shall be the earlier of date on which a certificate of occupancy is issued with respect to such repair or reconstruction or the date TENANT opens for business in the Premises.

                16.7 If LANDLORD is required to restore or rebuild or elects to restore or rebuild the Premises, the insurance proceeds with respect to any damage or destruction of the Premises shall be applied solely to the cost of the repair or replacement of the damage or destruction. In the event available insurance funds and deductibles, are less than the insurance proceeds required and properly allocable to the Premises (i.e., insurance funds and deductibles up to the amount required to be insured under the terms of this Lease are insufficient to cover the costs of the repairs required to be insured under the terms of this Lease), the excess costs shall be borne by the TENANT but such amount shall not exceed the amount of insurance funds and deductibles TENANT is required to be insured hereunder pursuant to Paragraph 12.2, less any reasonable attorney's fees required to collect such funds.

                16.8 Notwithstanding anything to the contrary herein, any time that LANDLORD is required or permitted to rebuild the Premises or any part thereof, pursuant to Articles 16 and 17, LANDLORD, at its sole cost and expense for the increases resulting from such changes, shall be permitted to update, modernize, and make such other changes which do not adversely affect TENANT's access to, visibility of, or change TENANT's Tenant Improvements as specified herein without the consent of TENANT.

               16.9 If the Premises are damaged by a casualty not required to be insured against hereunder ("Uninsured Cause',), LANDLORD shall not be obligated to repair or rebuild the Premises and may terminate the Lease within thirty (30) days of the damage by prior written notice, provided that upon such notice TENANT shall have the opportunity to reinstate the Lease and reimburse LANDLORD for the costs of such repairs for the Uninsured Cause.

               16.10 (a) If (i) the Buildings included within the Premises are damaged in whole or in part by an Insured
      Cause, and more than fifty percent (50%) of the combined gross floor area of all such Buildings is damaged, destroyed or rendered untenantable; (ii) insurance funds and deductibles pursuant to the terms and conditions of Paragraph 16.7 are insufficient to rebuild the Premises; or
      (iii) subject to the terms and conditions of Paragraph 16.9, in the event of an Uninsured Cause; Landlord shall have the right, upon thirty (30) days written notice to Tenant to terminate the Lease, provided, however, that if Landlord exercises its right to terminate the Lease, TENANT shall have a right to elect to reinstate the Lease by giving LANDLORD written notice of its election to reinstate the Lease within ten (10) days of its receipt of LANDLORD's notice of its election to terminate, and provided at such time TENANT provides LANDLORD reasonably satisfactory evidence that it has the financial ability to repair and/or restore the Premises. The foregoing right to reinstate the Lease shall survive Landlord's termination of the Lease.

           17.  CONDEMNATION

                17.1 In the event a 'substantial portion of the Premises", as defined in Paragraph 17.4, is taken or condemned by any competent authority, TENANT shall have the right: (a) to terminate this Lease as of the earlier of the date of title transfer or the date of the taking of possession by the condemning authority, in which event the term hereof, Fixed Rent and all Additional Rent shall be abated and any unearned rent paid or credited will be refunded by LANDLORD to TENANT; or (b) to continue the Lease in full force and effect with a reduced Fixed Rent commensurate with the reduced area and/or reduced utility of the Premises, in lieu of the amount of Fixed Rent hereinabove provided, which reduced rental will become effective upon the earlier of the date of title transfer or the date of such taking. TENANT shall elect among these rights and give notice to LANDLORD of its election within sixty (60) days after the date when possession of the portion of the Premises or Complex is required by the condemning authority.

                17.2 If TENANT does not elect to terminate this Lease as set further herein, then the award or payment for the taking shall be paid to and used by LANDLORD to restore, and LANDLORD shall, except as otherwise provided in this paragraph, commence, and proceed with reasonable dispatch and diligence continue, out of the proceeds of the award, to restore the portion of the Premises remaining after the taking to substantially the same condition and tenantability (hereinafter called "Pre-Taking Condition') as existed immediately preceding the taking, except that TENANT shall have the right to request LANDLORD to make changes to the Premises in the course of such restoration, provided that if the cost and expense of restoration of the Premises is increased by any change or changes made by TENANT or if LANDLORD is damaged by any delay caused solely by such change or changes, then TENANT shall pay to LANDLORD, as other charges, promptly upon demand the amount by which the cost and expense of restoration of the Premises was thereby increased and the amount by which LANDLORD was damaged by such delay.

                17.3 If LANDLORD does not commence  within  ninety
      (90) days of- receipt of the award, and with reasonable dispatch and diligence continue, to restore the portion of the Premises, as aforesaid, TENANT shall have the right, upon giving notice to LANDLORD, in addition to other rights provided herein, terminate this Lease on written notice to LANDLORD, and all Fixed Rent and all Additional Rent shall be abated as of the date of such notice.

                17.4 A 'substantial portion of the Premises" is defined to be any of the following: (a) twenty-five percent (25!k) or more of the parking areas of the Premises, (b) loss through the taking or condemnation of direct access from the Premises to any adjacent street or highway, or (c) a portion of land or improvements included within the Premises, the absence of which would have a substantial impact on TENANT's business conducted on or from the Premises.

                 17.5 The entire award of condemnation or compensation in such proceedings, whether for a total or partial taking or for diminution in the value of the leasehold or for the fee or for any other interest, except as hereinafter expressly provided, shall belong to and be the property of LANDLORD; provided, however, that TENANT shall be entitled to recover from the condemnor such compensation as may be separately awarded by the condemnor to TENANT, or recoverable from the condemnor by TENANT in its own right, for the taking of trade fixtures and equipment owned by TENANT (meaning personal property, excluding fixtures, whether or not attached to the real property, which may be removed without injury to the Premises) and for TENANT's relocation expenses. Each party waives any statutory right in conflict with the provisions of this Paragraph 17, including, without limitation, rights under California Code of Civil Procedure Section 1265.130.

            18.  DEFAULT

                 18.1 (a) TENANT shall be in default under this Lease if and only if one of the following events shall occur:

                            (i) If TENANT shall  fail  to  pay  Fixed
            Rent or Additional Rent when due and the failure shall continue for a (10) day period after LANDLORD shall have given written notice of TENANT's failure to pay.

                            (ii) If TENANT shall fail  to  pay  any
            Deferral Amount installment, any installment to amortize the Additional Tenant Improvement Allowance or any Expansion Loan Obligation (as that term is defined in Article 38 hereof) installment, when due, and the failure shall continue for a three (3) day period after LANDLORD shall have given written notice of TENANT's initial failure to pay.

                           (iii) If TENANT shall fail to perform any
            of its other obligations under this Lease and the failure shall continue for a thirty (30) day period after LANDLORD shall have given TENANT written notice of its initial failure to perform.

                          (iv)   Assignment  or  subletting  in
            violation of the provisions of paragraph 15;

                          (v)   A general assignment by TENANT for
            the benefit of creditors;

                           (vi) The filing of an involuntary
            petition by TENANT's creditors with such  a  petition
            remaining undischarged for a period of  ninety  (90)
            days;

                          (vii) The appointment of a  receiver  to
            take possession of substantially all of TENANT's assets or of the Premises, with receivership remaining undissolved for a period of ninety (90) days; and

                         (viii) The attachment, execution,  or  other
            judicial seizure of substantially all of TENANT's assets or the Premises, with such an attachment, execution or other seizure remaining undismissed or undischarged for a period of ninety (90) days after the levy thereof.

                           (b) However, if TENANT  shall  fail  to
            perform an obligation under this Lease, other than an obligation to pay Fixed Rent or Additional Rent, and the failure cannot be cured by TENANT within thirty
            (30) days after LANDLORD shall have given written notice of the failure, TENANT shall not be in default if TENANT commences to cure the failure within the thirty (30) day period and diligently thereafter prosecutes the cure to completion.

                 18.1- Upon the occurrence of any of the above events of default or any other breach of this Lease by TENANT, then LANDLORD, besides other rights or remedies it may have under this Lease or by law, shall have the right to: (1) immediately terminate this Lease and TENANT's right to possession of the Premises by giving TENANT written notice that this Lease is terminated, in which event, upon such termination, LANDLORD Shall have the right to recover from TENANT the sum of (A) the worth at the time of the award of the unpaid rent which has been earned at the time of termination; (B) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that TENANT proves could have been reasonably avoided; (C) the worth at the time of award by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that TENANT proves could be reasonably avoided; (D) any other amount necessary to compensate LANDLORD for all the detriment proximately caused by TENANT'S failure to perform TENANT's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and (E) all such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law; or (ii) have this Lease continue in effect for so long as LANDLORD does not terminate this Lease and TENANT's right to possession of the Premises, in which event LANDLORD shall have the right to enforce all of LANDLORD's rights and remedies under this Lease, including the right to recover all rentals payable by TENANT under this Lease as they become due, or (iii) terminate TENANT's right to possession of the Premises (but without terminating this Lease) make such alterations and repairs as may be necessary or desirable in order to relet or attempt to relet the Premises. No re-entry or taking possession of the Premises by LANDLORD shall be construed as an election on its' part to terminate this Lease unless a written notice of such intention is given to TENANT or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting or any attempt to relet without termination, LANDLORD may at any time thereafter elect to terminate this Lease for such previous breach.
      Should LANDLORD at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from TENANT all damages it may incur by reason of such breach, including the cost of recovering the Premises and reasonable attorneys' fees, all of which amounts shall be immediately due and payable from TENANT to LANDLORD. Efforts by the LANDLORD to mitigate damages caused by TENANT's breach of the Lease, which shall be a right but not an obligation of LANDLORD hereunder do not waive LANDLORD's right to recover damages hereunder. At its option, LANDLORD may request the appointment of a receiver for TENANT to take possession of the Premises and to exercise all rights of LANDLORD herein relating to the taking of possession of and reletting the Premises, and to apply any rent and other sums collected from the Premises accordingly. The terms "entry" and Ire-entry" are not limited to their technical meanings. For the purpose of this paragraph, "worth at the time of award" shall be computed (i) for purposes of subparagraphs (i)(A) and (B), by allowing interest at the rate of ten percent (lot) per annum, and (ii) for purposes of subparagraph (C), by discounting such amount by the discount rate of the Federal

      Reserve Bank of San Francisco at the time of award plus three percent (3%). No act or omission of landlord hereunder, other than LANDLORD's express written notice of termination shall be deemed a termination of this Lease.

                18.3 In the event this Lease is assigned or sublet by TENANT and TENANT remains liable for the performance of TENANT's obligations of this Lease, and should any default occur requiring notice as provided in this paragraph, LANDLORD agrees that it will furnish TENANT with a copy of the notice at the same time it is sent to the assignee or sublessee. TENANT shall have the right and option to resume actual possession of the Premises as TENANT for the unexpired term of this Lease under the terms of the Lease prior to any modifications made to this Lease pursuant to the sublet or assignment. If LANDLORD fails to give notice to TENANT after TENANT's assignment as provided herein, LANDLORD shall give subsequent notice to TENANT and TENANT's cure period shall be the period specified in the Lease for such default from the date of LANDLORD's notice to TENANT.

                18.4 (a) Should there be any default or breach of this Lease on part of LANDLORD, TENANT shall give LANDLORD notice thereof, and should LANDLORD fail to correct the breach or default within thirty (30) days after the notice or such longer period of time as is required provided LANDLORD is pursuing the correction of such breach with diligence and continuity, TENANT may remedy the breach or default and deduct the reasonable cost, including interest at the rate of ten percent (lot) per annum on same, from rentals due or to become due LANDLORD.

                     (b) If LANDLORD shall fail to perform any covenant, term or condition of this Lease on LANDLORD's part to be performed, (other than a failure to apply insurance proceeds, escrow funds or awards in accordance with the terms of the Lease) and as a consequence of its default, TENANT shall recover a money judgment against LANDLORD, such judgment shall be satisfied solely out of (i) the proceeds of sale received upon execution of such judgment levied against the right, title and interest of LANDLORD in the buildings and improvements from time to time constituting the Premises, and its interest in the underlying realty;
      (ii) the rents or other income from the Premises receivable by LANDLORD; (iii) the consideration received by LANDLORD from the sale or other disposition of all or any part of LANDLORD'S right, title and interest in and to said property; and (iv) any condemnation awards or insurance proceeds. It is expressly understood and agreed that neither LANDLORD nor any partner of LANDLORD shall be personally liable for any deficiency if the proceeds of the sale or disposition of LANDLORD's interest in the Premises is insufficient for the payment of any such judgment, and TENANT shall not institute any further action, suit, or similar demand against LANDLORD, or any partner of LANDLORD, for or on the account of such deficiency.

                     (c) TENANT agrees to give the holder of any mortgage or deed of trust encumbering the Premises, by certified mail, return receipt requested, a copy of any notice of default served upon LANDLORD, provided TENANT has previously been notified in writing of the identity and address of the holder of any such mortgage or deed of trust. TENANT further agrees that if LANDLORD has failed to cure any default giving rise to such notice within the time period provided for in the Lease, then the holder of such mortgage or deed of trust shall have the same notice and cure period as provided LANDLORD hereunder for those defaults that can be cured by the payment of money, and a reasonable time thereafter for any default which cannot, with the exercise of reasonable diligence be cured within such time period, (including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should be necessary to effect a cure) provided the holder of such mortgage or deed of trust has commenced and is diligently pursuing the remedies necessary to cure such default.

                18.5 (a) If a dispute shall arise between the parties as to the performance of any obligation, a party contending that an obligation is the other party's duty may perform the obligation under protest. The performance of an obligation under protest shall not be regarded as voluntary performance. A party which shall have performed an obligation under protest shall have the right to bring suit for the recovery of the cost and expense of performance. It shall be determined that the other party as required to perform the obligation, the other party shall reimburse the party that shall have performed the obligation under protest for the cost and expense of performance.

                      (b)  if TENANT is required to reimburse
      LANDLORD under subsection (a) and an invoice for reimbursement is not paid within thirty (30) days after it is rendered, the amount of the invoice shall be added to the next installment of Fixed Rent. If LANDLORD is required to reimburse TENANT under subsection (a) and an invoice for reimbursement is not paid within thirty (30) days after it is rendered, the amount of the invoice may be deducted from installments of Fixed Rent that are due or that will become due provided that a final judgment which is not appealed or non appealable has been rendered.

               18.6 If TENANT shall fail to pay its Fixed Rent or Additional Rent after ten (10) days written notice thereof from LANDLORD to TENANT or shall fail to pay any other monetary obligation hereunder three (3) days after written notice thereof from LANDLORD to TENANT, TENANT shall pay LANDLORD interest on such amounts from the due date until the date of payment at the reference rate (prime) rate of Bank of America N.T.& S.A., plus two percent (2%) per annum.

          19.  BANKRUPTCY OR INSOLVENCY

               19.1 If at any time during the term hereof proceedings in bankruptcy shall be instituted by or against TENANT that result in an adjudication of bankruptcy, or if TENANT shall file, or any creditor of TENANT shall file any petition under any provision of the United States Bankruptcy Code, as the same is now in force or may hereafter be amended and TENANT be adjudicated bankrupt, or if a receiver of the business or assets of TENANT be adjudicated bankrupt, or if a receiver of the business or assets of TENANT be appointed and this appointment not be vacated within sixty
      (60) days after notice of TENANT, or TENANT makes an assignment for the benefit of creditors, or any sheriff, marshall, constable, or keeper takes possession of any assets of TENANT by virtue of any attachment or execution proceedings and offers same for sale publicly, then LANDLORD may, at its option, in either or any of these events, immediately take possession of the Premises and terminate this Lease or exercise any of its rights pursuant to Article
      19. Upon this termination, all installments of rent earned to the date of termination and unpaid shall at once become due and payable, and in addition thereto LANDLORD shall have all rights provided by the bankruptcy laws relative to the proof of claims on an anticipatory breach of an executory contract. If a successor tenant is brought in by a Trustee such successor must satisfy standards for assignment herein.

                19.2 Notwithstanding the foregoing Paragraph 19.1, neither bankruptcy, insolvency, nor the appointment of a receiver of trustee shall affect this Lease so long as the obligations of TENANT are being performed by the TENANT or successors in interest.

           20. WAIVER. The failure of LANDLORD or TENANT to insist upon prompt and strict performance of any of the terms, conditions or undertakings of this Lease, or to exercise any option herein conferred, in any one or more instances, except as to the option to extend or renew the term, shall not be construed as a subsequent waiver of the same or any other term, condition, undertaking or option. The subsequent acceptance of rent by LANDLORD shall not be deemed to be a waiver of any preceding breach by TENANT of any term, covenant or condition of this Lease, other than the failure of TENANT to pay particular rent so accepted, regardless of LANDLORD's knowledge of such preceding breach at the time of acceptance of such rent.

           21. NOTICES TO TENANT. Any notice required to be given to TENANT under the terms of this Lease shall be effective upon receipt by TENANT, provided such notices is in writing and mailed via registered or certified mail or guaranteed overnight delivery to 101 Ash Street, San Diego, California 92101, Attn: Manager, Land Services Department at the address given on page one of this Lease, or to such other address as TENANT may furnish to LANDLORD in writing, with a copy to the Legal Department at the same address.

           22. NOTICES TO LANDLORD. Any notice required to be given to LANDLORD under the terms of this Lease shall be effective upon receipt by LANDLORD provided such notice is in writing and mailed via registered or certified mail or guaranteed overnight delivery to LANDLORD at the address given on page one of this Lease, or to such other address as LANDLORD may furnish to TENANT in writing. Rental payments shall be forwarded to LANDLORD at the referenced address via first class mail. If at any time or from time to time, there shall be more than one LANDLORD, the LANDLORDS shall designate a party to receive all notices and rent payments, and service upon or payment to the designated party shall constitute service upon or payment to all. TENANT shall not be required to issue multiple checks for any single payment of rent or other charges hereunder.

           23. PARTIES BOUND. The terms, covenants, agreements, conditions and undertakings contained herein shall be binding upon and shall inure to the benefit of the heirs, successors in interest and assigns of the parties hereto. Where more than one party shall be the LANDLORD in this Lease, the word "LANDLORD" whenever used in this Lease, shall include all landlords jointly and severally.

           24.  ENTIRE  AGREEMENT;  MODIFICATION:   SEVERABILITY.
       This Lease contains the entire agreement between the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, entered into prior to the execution of this Lease, will alter the covenants, agreements and undertakings herein set forth. This Lease shall not be modified in any manner, except by an instrument in writing executed by the parties. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

            25.  SUBORDINATION,  NON-DISTURBANCE  AND  ATTORNMENT

                 25.1 LANDLORD shall have the right to subject and subordinate this Lease to the lien of any loans or mortgages hereafter upon LANDLORD's interest in the Premises and upon the lands and buildings of which the Premises is part, provided LANDLORD shall have first secured for TENANT's benefit a written non-disturbance agreement, providing that the holder will recognize TENANT's Lease of the Premises and will not disturb the TENANT's quiet possession of the Premises as long as TENANT is not in default of any of the provisions of this Lease, and TENANT will then execute and deliver any instrument reasonably requested by LANDLORD subjecting this Lease to the lien of any such loan or mortgage.

                 25.2 In the event LANDLORD herein is the tenant under the terms of any Senior Lease, LANDLORD agrees that as soon hereafter as reasonably practicable it shall secure from any such Senior Landlord an agreement satisfactory to TENANT in recordable form whereby Senior Landlord, upon default of LANDLORD herein or termination of LANDLORD's lease, and for so long as TENANT herein shall not be in default, shall not deprive or disturb TENANT's use and possession of the Premises so long as TENANT attorns to such Senior Landlord which TENANT herein agrees it may do.

            26. NUMBER AND GENDER. All of the terms and words used in this Lease, regardless of the number and gender in which they were used, shall be deemed and construed to include any other number (singular or plural), and any other gender (masculine, feminine or neuter), as the context or sense of this Lease or any paragraph or clause hereof may require, the same as if the words had been fully and properly written in the number and gender.

            27. EXHIBITS. All exhibits, attachments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as if copied at full length herein. The Exhibits attached hereto are listed as follows:

                 Exhibit A - LEGAL DESCRIPTION

                 Exhibit  B  -RULES AND REGULATIONS

                 Exhibit  C-1 - MEMORANDUM OF LEASE

                 Exhibit  C-2 - AMENDMENT TO  MEMORANDUM  OF  LEASE

                 Exhibit  D  -LANDLORD'S SERVICES TO PREMISES

                 Exhibit  E  -EXCLUSIONS  FROM  BUILDING  OPERATING
                              EXPENSES

                 Exhibit  F  -LANDLORD'S BUILDING WORK PRIOR TO
                              TENANT IMPROVEMENTS

                 Exhibit  G  -TENANT'S PLANS AND CONSTRUCTION
                              SCHEDULE

                 Exhibit  H  -TITLE REPORT

            28.  LIENS.    If, because of any act or omission of
       TENANT, a mechanic's or other lien or order for the payment of money shall be filed against the Premises or lands of which the Premises is a part, TENANT shall, at TENANT's own cost and expense, within thirty (30) days after notice of the filing thereof, cause the same to be cancelled and discharged of record, or furnish LANDLORD with a surety bond issued by a surety company, protecting LANDLORD from any loss because of non-payment of such lien claim. In the event TENANT does post bond, TENANT shall be entitled to contest any such lien claim by appropriate judicial proceedings. If TENANT fails to post bond, LANDLORD shall have the right to obtain bond and TENANT shall reimburse LANDLORD for the cost of the bond immediately upon demand of LANDLORD.

           29.  LICENSE

                29.1 LANDLORD grants TENANT, its employees and agents a license to enter the Premises for purpose of inspecting the LANDLORD's work as well as for inspecting the construction of TENANT's leasehold improvements, all as described in Article 4 hereof, prior to the commencement of the term hereof.

                29.2 This license to enter before commencement of the term is conditioned upon TENANT's employees and agents working in harmony and not interfering with the workmen, mechanics and contractors of LANDLORD and of any other tenant.

                29.3 Such entry shall be deemed to be under all the terms, covenants, provisions and conditions of this Lease except the covenant to pay rent. All TENANT's materials, work, installations and decorations of any nature brought upon or installed in the Premises before the commencement of the term of this Lease shall be at TENANT's risk, and neither LANDLORD nor any party acting on LANDLORD's behalf shall be responsible for any damage thereto or loss or destruction thereof.

           30. LAST EXECUTION AND EFFECTIVE DATE. This Lease shall become effective on the date hereof. Any reference contained in this Agreement to the "date of last execution" or "date hereof" shall mean the last date on which any party required to execute or initial this Agreement does so, and such date shall be set forth in the first paragraph of this Lease were indicated.

           31. NO PARTNERSHIP FORMED. LANDLORD does not become a partner of TENANT in the conduct of its business or otherwise, or a joint venturer or a member of a joint enterprise with TENANT by virtue of this Lease.

           32. AUTHORITY TO EXECUTE LEASE,. TENANT and LANDLORD each warrant and represents that the party signing this Lease on behalf of each has authority to enter into this Lease and to bind TENANT and LANDLORD respectively to the terms, covenants and conditions contained herein. Each shall deliver to the other upon request, all documents reasonably requested by the other evidencing such authority including, without limitation, a copy of all corporate resolution, consents or minutes reflecting the authority of persons or parties to enter into agreements on behalf of TENANT or LANDLORD.

           33. FORCE MAJEURE. LANDLORD and TENANT shall be excused for the period of any delay in performance of any obligations hereunder prevented from doing so by cause or causes beyond either party's control which shall include, without limitation, all labor disputes, civil disturbances, war, war-like operations, invasions, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fires or other casualty, inability to obtain material or service or acts of God. Nothing contained in this Paragraph 33 shall excuse TENANT from paying in a timely fashion any payments due under the terms of this Lease.

           34. ATTORNEYS' FEES. If any action at law or in equity is brought between LANDLORD and TENANT to enforce any of the provisions and/or rights under this Lease, LANDLORD and TENANT agree to pay to the other party all costs and expenses, including attorneys' fees set by the court in such action or proceeding. If any amount payable to the other party is not paid when due (after the expiration of any grace period), the other party shall pay the reasonable costs of collection, including reasonable attorneys's fees whether or not the suit is instituted.

           35. LANDLORD's NONRESPONSIBILITY. Prior to and during construction, remodeling or other work of improvement undertaken by TENANT in or to the Premises, LANDLORD shall have the right to enter upon the Premises and post notices of nonresponsibility thereon and to otherwise notify, actually or constructively, any contractor or subcontractor, laborer, materialman or other entity or person directly or indirectly supplying labor, equipment or materials to the

      Premises that LANDLORD is not responsible for the costs thereof.

          36. RIGHT OF FIRST REFUSAL TO PURCHASE. If LANDLORD receives an offer from a third party in connection with the sale of all or any part of the Premises, and LANDLORD desires to accept such offer (the "Purchase Offer") LANDLORD shall notify TENANT of the terms of the Purchase Offer. if TENANT, within ten (10) business days after receipt of LANDLORD's notice, indicates in writing its agreement to purchase the Premises, or the part of the Premises to be conveyed by LANDLORD, on the terms stated in the Purchase Offer, LANDLORD shall sell and convey the Premises, or such part of the Premises, to TENANT on the terms stated in the Purchase Offer. If TENANT does not indicate its agreement within such ten (10) business day period, LANDLORD thereafter shall have the right to sell and convey the Premises, or the part of the Premises to a third party under the same terms stated in the Purchase Offer. If LANDLORD does not sell and convey the Premises, or the part of the Premises, within one hundred eighty (180) days thereafter, any further transaction shall be deemed a new determination by LANDLORD to sell and convey the Premises, or a part of the Premises, and the provisions of this Paragraph 36 shall be applicable. If TENANT purchases &11 of the Premises, this Lease shall terminate on the date title vests in TENANT, and LANDLORD shall remit to TENANT all of the prepaid and unearned interest. If TENANT purchases a part of the Premises, this Lease, as to the part purchased, shall terminate on the date title vests in TENANT, and Fixed Rent
      @ 11 be reduced in the same ratio that the value of the Premises before the purchase bears to the value of the Premises covered by the Lease immediately after the purchase. In the event TENANT exercises its right of first refusal to purchase, and then TENANT fails to consummate the purchase upon the terms and conditions set forth in the Purchase Offer, TENANT shall be obligated to pay to LANDLORD immediately upon demand therefore the sum of Fifty Thousand and No/100 Dollars ($50,000.00) (the "Right of First Refusal Termination Feel) to compensate LANDLORD for TENANT'S default in the exercise of its right of first refusal. The parties acknowledge that LANDLORD's actual damages in the event of a default by TENANT in connection with the exercise of its right of first refusal would be extremely difficult or impracticable to determine. Therefore, by their execution hereof, the parties acknowledge that such Right of First Refusal Termination Fee has been agreed upon, after negotiation, as the party's reasonable estimate of LANDLORD's damages and as LANDLORD's exclusive remedy against TENANT in the event TENANT fails to complete the purchase of the Premises on the terms and conditions set forth in LANDLORD's notice after the exercise of TENANT's right of first refusal. TENANT'S right of first refusal shall not apply to a transfer between any of the persons who constitute LANDLORD, the blood relatives of any of those persons, either outright or in trust, or to a legal entity (i.e., partnership, corporation, trust or like entity) when the majority of interest is owned by all or some of those persons who constitute LANDLORD, or to transfer to any legal entity which controls, is controlled by or is under common control with LANDLORD, or to any corporation resulting from the merger or consolidation with LANDLORD, or to any person or entity which acquires all, or substantially all of the assets of LANDLORD. LANDLORD agrees, as an accommodation and not as a legal obligation, to exercise good faith efforts to provide TENANT with thirty (30) days advance notice prior to the commencement of marketing efforts for the Premises.

         37.    LANDLORD'S BUY-BACK RIGHTS.

                37.1 The purpose of this Article 37 is to provide LANDLORD (other than ANICO) the right and option to liquidate the provision in this Lease which relieves TENANT of certain future payment obligations with respect to ad valorem real estate taxes as more particularly provided in Paragraph 8.2 hereof. LANDLORD requires such a provision in order to facilitate any future sale, financing or refinancing of the Premises.

                37.2 At any time, and from time to time, during the term of this Lease, upon at least thirty (30) days' prior written notice ("Buy-Back Notice") to TENANT, any successor-in-interest to the LANDLORD named in this Lease shall have the right ('Buy-Back Right") to liquidate the Economic Benefit inuring to TENANT under the terms of Paragraph 8.2 hereof this Lease upon the terms and conditions set forth below. The term "Economic Benefit" shall mean and refer to the agreement set forth in Paragraph
      8.2 of this Lease to relieve TENANT of certain future obligations to pay money to LANDLORD for increases in ad valorem real estate taxes.

                37.3 LANDLORD's Buy-Back Notice shall include  a
      schedule indicating the extent of the Economic Benefit to be repurchased by LANDLORD pursuant to LORD's Buy-Back
      Right and which Lease Years during the term of this Lease such Economic Benefit is scheduled to inure to TENANT. The "Effective Date" shall be the date which is thirty (30) days after the date of LANDLORD's Buy-Back Notice. The Buy-Back Notice shall indicate the present value of the Economic Benefit to be repurchased by LANDLORD as of the Effective Date (assuming such Economic Benefit would apply as of the end of the relevant Lease Year), using the "Discount Rates" for each such Lease Year. The 'Discount Rates, shall be two percent (296) over the average yield in effect as of the Effective Date for United States Treasury obligations with maturity dates as close as possible to the end of each Lease Year during which the portions of the Economic Benefit would have benefitted TENANT. The sum of such present value amounts as of the Effective Date may be referred to herein as the "Liquidated Amount'.

                37.4 The Liquidated Amount shall be paid by LANDLORD to TENANT either by check from LANDLORD to TENANT delivered to TENANT no later than the Effective Date or, at LANDLORD's option (which must be exercised by LANDLORD by written notice to TENANT on or before the Effective Date), by a rent credit; provided, however, that LANDLORD may only elect to pay the Liquidation Amount by way of a rent credit if TENANT's total rental obligation under the Lease for the period which is ninety (90) days after the Effective Date, exceeds the Liquidation Amount.

                37.5 As soon as reasonably possible after an exercise by LANDLORD of its Buy-Back Right, but no later than the Effective Date, LANDLORD and TENANT shall execute an amendment to this Lease or shall execute a Restated and Revised Lease which reflects the elimination from this Lease of the Economic Benefit which was repurchased by LANDLORD pursuant to LANDLORD's Buy-Back Right.

           38. EXPANSION ALLOWANCE OPTION. In order to facilitate the possible future expansion of TENANT's operations into one of the buildings comprising Phase I ("Phase 11) of the Century Park office development (of which the Premises comprise Phase II), LANDLORD shall make available to TENANT, for a twenty-four (24) month period commencing on the Commencement Date, a loan of up to ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) (the "Expansion Allowance Loan") the proceeds of which shall be utilized by TENANT to finance the construction of tenant improvements in a single building in such Phase I leased by TENANT pursuant to a lease executed by TENANT during such twenty-four (24) month period. Such Expansion Allowance Loan shall be disbursed during such twenty-four (24) month period by LANDLORD to TENANT not more frequently than monthly upon TENANT's submission of invoices and lien releases, along with such other information as may be reasonably requested by LANDLORD to substantiate the expenditures for such tenant improvements, and such loan will be funded for no more than six (6) consecutive months. The Expansion Allowance Loan will bear interest, as such funds are disbursed, at the rate equal to the greater of (i) ten percent (10*) per annum, or
       (ii) the sum of (a) the difference between ten percent (10t) per annum and the yield, as of the date of this Lease, of TENANT's publicly traded 8.75% bonds due March 15, 2007, plus (b) the yield, at the time of such disbursement, of TENANT's publicly traded 8.75%- bonds due March 15, 2007. At such time as the final Expansion Allowance Loan has been funded, or upon the expiration of seven (7) months after the initial disbursement of such loan proceeds, whichever first occurs (but not later than the expiration of such twenty-four (24) mont-@ after the commencement Date), the full amount of the Expansion Allowance Loan funded, plus interest accrued thereon (collectively the 'Expansion Loan obligation") shall be amortized by payment to LANDLORD in equal monthly installments over the remaining term of this Lease (without giving effect to the extension options) at an interest rate equal to, as of the date of the last disbursement of funds under the Expense Allowance Loan, the greater of (i) ten percent (10%) per annum, or (ii) the sum of (a) the difference between ten percent (10%) per annum and the yield, as of the date of this Lease, of TENANT's publicly traded 8.75% bonds due March 15, 2007, plus (b) the yield of TENANT's publicly traded 8.75% bonds due March 15, 2007. Notwithstanding the foregoing, upon TENANT's default under this Lease, or upon termination of this Lease without default by TENANT, the Expansion Loan Obligation, along with interest accrued but unpaid thereon, shall become immediately due and payable to LANDLORD. TENANT acknowledges and agrees that its repayment obligations hereunder are subject to and governed by the last sentence of Paragraph 3.3 hereof.

           IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed as of the dates set forth below for LANDLORD and TENANT.


                                    LANDLORD:

                                    AMERICAN NATIONAL INSURANCE
                                    COMPANY, a Texas insurance
                                    corporation



                                    BY  ________________________

                                    Its ________________________

                                    TENANT:

                                    SAN DIEGO GAS & ELECTRIC
                                    COMPANY, a California
                                    corporation


                                    By  _________________________

                                    Its _________________________

                               EXHIBIT A

                           LEGAL DESCRIPTION


      LOT 2 OF CENTURY PARK, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO THE MAP THEREOF NO. 11082, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY NOVEMBER 14, 1984 AS DOCUMENT NO. 84-429352

                                EXHIBITS


                               Exhibit A

                           Legal Description


      LOT 2 OF CENTURY PARK, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO THE MAP THEREOF NO. 11082, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY NOVEMBER 14, 1984 AS DOCUMENT NO. 84-429352

                                Exhibit B



         RULES AND REGULATIONS FOR CENTURY PARK PHASE II LEASE


      Dated:  March 25, 1992

      By and Between:  AMERICAN NATIONAL INSURANCE COMPANY, a
                       Texas insurance corporation ("LANDLORD") and SAN DIEGO GAS & ELECTRIC COMPANY, a
                       California corporation ("TENANT,)

                              GENERAL RULES

                1.   TENANT shall not suffer or permit the
      obstruction of any common areas, including driveways, walkways and stairways.

                2. LANDLORD reserves the right to refuse access to any persons LANDLORD in good faith judges to be a threat to the safety, reputation, or property of the Premises and its occupants.

                3. TENANT shall not keep animals or birds within the Premises, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

                4.   TENANT shall not make, suffer or permit
      litter except in appropriate receptacles for  that  purpose.

                5. TENANT shall have the right to alter any lock or install new or additional locks or bolts, provided that immediately upon such alteration or installation, TENANT shall so advise LANDLORD and shall furnish copies of all keys and/or combinations for such locks or bolts, at TENANT's sole cost and expense.

                6.   TENANT shall be responsible for the
      inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

                 7. TENANT shall not deface the walls, partitions or other surfaces of the Premises.

                 8. TENANT shall not suffer or permit any thing in or around the Premises or the Buildings comprising the Premises that causes excessive vibration or floor loading in any part of the Premises or the Buildings comprising the Premises.

                 9. TENANT shall be responsible for any damage to the Premises arising from the moving of any furniture, significant freight and equipment.

               10. TENANT shall be responsible for all costs, expenses and liabilities arising out of TENANT's employment of any service or contractor for services or work to be performed in the Premises, or any part thereof.

               ii.   TENANT shall return all keys at the
     termination of its tenancy.

               12. No TENANT, employee or invitee shall go upon the roof of any of the Buildings comprising the Premises.

               13. TENANT shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by LANDLORD or by applicable governmental agencies as non-smoking areas.

               14. TENANT shall not use any method of heating or air conditioning other than as provided by LANDLORD.

               15. The Premises shall not be used for lodging or manufacturing.

               16. TENANT shall comply with all safety, fire protection and evacuation regulations established by LANDLORD or any applicable governmental agency.

               17. LANDLORD reserves the right to waive any one of these rules or regulations, and any such waiver shall not constitute a waiver of any other rule or regulation or any sequent application thereof to such tenant.

               18.   TENANT assumes all risks from theft or
     vandalism and agrees to keep its Premises locked as may be required.

              19. LANDLORD, with TENANT's consent (not to be unreasonably withheld or delayed), may make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Premises and its occupants. TENANT agrees to abide by these and such rules and regulations.

                              EXHIBIT C-1

      RECORDING REQUESTED BY AND
      WHEN RECORDED RETURN TO:

      SAN DIEGO GAS & ELECTRIC COMPANY
      101 Ash Street
      San Diego, California  92101
      Attn:  manager, Land Services


                          MEMORANDUM OF LEASE

                This Memorandum of Lease is made as of the 25th day of March, 1992 between AMERICAN NATIONAL INSURANCE
      COMPANY, a Texas insurance corporation, as Landlord, and SAN DIEGO GAS & ELECTRIC COMPANY, a California corporation, as
      Tenant, who agree as follows:

                1. Term and Premises. Landlord leases to Tenant, and Tenant leases from Landlord, the real property located in the City of San Diego, County of San Diego, State of California described in Exhibit A attached to this Memorandum of Lease, for a term of fifteen (15) years commencing on the Commencement Date (as that term is described in the Lease hereinafter described) and subject to extension by Tenant, on the terms and conditions of the lease between the parties, which lease is dated as of March 25, 1992 (the 'Lease"). The provisions of the Lease are incorporated in this Memorandum of Lease by reference.

                2. Tenant's Right of First Refusal. Reference is made to paragraph 36 of the Lease, in which Landlord gives Tenant a right of first refusal to acquire the Premises (as that term is defined in the lease).

                3.   Provisions Binding on Lan   r .  The
      provisions of the Lease to be performed by Landlord, whether to be performed at the Premises or at any portion of the Premises, and whether affirmative or negative in nature, are intended to and shall bind Landlord and its successors and tenants at any time, and shall inure to the benefit of Tenant and its successors.

                4.   Purposes of Memorandum of  Lease.  This
      Memorandum of Lease is prepared for the purpose of recordation, and in no way modifies the provisions of the Lease referred to in paragraph 1 hereof.


                                    LANDLORD

                                    AMERICAN NATIONAL INSURANCE
                                    COMPANY, a Texas insurance
                                    corporation

                                    By  ________________________

                                    Its ________________________

                                    By  ________________________

                                    Its ________________________

                                    TENANT

                                    SAN DIEGO GAS & ELECTRIC
                                    COMPANY, a California
                                    corporation

                                    By  ________________________

                                    Its ________________________

      STATE OF TEXAS            )
                                )   ss.
      COUNTY OF _____________   )

                On this ___ day of March, 1992, before me, the undersigned, a Notary Public in and for said State, personally appeared ________________ I personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the __________________ of AMERICAN NATIONAL INSURANCE COMPANY, the corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                WITNESS my hand and official seal.

      (SEAL)

                               __________________________________
                               NOTARY PUBLIC
      ___________________________________________________________

      STATE OF TEXAS           )
                               )  ss.
      COUNTY OF                )

                On this     day of March, 1992, before  me,  the
      undersigned, a Notary Public in and for said State, personally appeared ________________ , personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________ of AMERICAN NATIONAL INSURANCE COMPANY, the corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                WITNESS my hand and official seal.

      (SEAL)
                               __________________________________
                               NOTARY PUBLIC




















      STATE OF CALIFORNIA       )
                                )   ss.
      COUNTY OF _____________   )

                On this ___ day of March, 1992, before me, the undersigned, a Notary Public in and for said State, personally appeared ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the __________________ of SAN DIEGO GAS & ELECTRIC COMPANY, the corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                WITNESS my hand and official seal.

      (SEAL)

                               __________________________________
                               NOTARY PUBLIC

                              EXHIBIT C-2


     RECORDING REQUESTED BY AND
     WHEN RECORDED MAIL TO:

     HILL, FARRER & BURRILL
     445 South Figueroa Street
     35th  Floor
     Los Angeles, California  90071
     Attn:  ALFRED M. CLARK, III, ESQ.


                AMENDMENT NO.  I TO MEMORANDUM OF LEASE

               This Amendment No. 1 to Memorandum of Lease is made as of the ______ day of _________, 1992 between AMERICAN NATIONAL INSURANCE COMPANY, a Texas insurance corporation, as Landlord, and SAN DIEGO GAS & ELECTRIC COMPANY, a California corporation, as Tenant, who agree as follows:

               1. Landlord and Tenant entered into a Lease dated March 25, 1992.(the "Lease'), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord the Premises described therein. To further evidence the Lease, Landlord and Tenant have entered into that certain Memorandum of Lease dated March 25, 1992 and recorded ______________, 1992 as Instrument No. _______________ in the
     Official Records of San Diego County.

               2.    Pursuant to paragraph 2.2 of the Lease,
     Landlord and Tenant agreed to confirm the commencement and expiration dates of the term and the commencement date for payment of rent which are as follows:

                     (a) ____________ 1 1992 is the  Commencement
     Date, as that term is defined in paragraph 3.4 of the Lease.

                     (b) ____________ 20__ is the expiration date of the term of the Lease; and

                     (c) __________________  199- is the Fixed
     Rent Commencement Date as that term is defined in paragraph
     3.4 of the Lease.

                3.    Tenant confirms that:

                      (a)  It has accepted possession of the
      Premises as provided in the Lease;

                      (b) The Tenant Improvements required to be furnished by Landlord under the Lease have been furnished;

                      (c) Landlord has fulfilled all of its duties of an inducement nature;

                      (d) The Lease has not been modified, altered or amended except as follows: ______________________________

                      (e) There are no setoffs or credits against rent, and no security deposit has been paid, except as provided by the Lease; and

                      (f) The  Lease is in full force  and  effect.

                4. The provisions of the Amendment No. 1 to Memorandum of Lease shall inure to the benefit, or bind, as the case may require, the parties and their respective successors, subject to the restrictions or assignments and subleasing contained in the Lease.

                                    LANDLORD

                                    AMERICAN NATIONAL INSURANCE
                                    COMPANY, a Texas insurance
                                    corporation

                                    By  ________________________

                                    Its ________________________

                                    By  ________________________

                                    Its ________________________


      (SIGNATURES CONTINUED]

      (SIGNATURES CONTINUED]

                                    TENANT

                                    SAN DIEGO GAS & ELECTRIC
                                    COMPANY, a California
                                    corporation


                                    By  _________________________

                                    Its _________________________

      STATE OF TEXAS            )
                                )   ss.
      COUNTY OF _____________   )

                On this ___ day of March, 1992, before me, the undersigned, a Notary Public in and for said State, personally appeared ________________ I personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the __________________ of AMERICAN NATIONAL INSURANCE COMPANY, the corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                WITNESS my hand and official seal.

      (SEAL)

                               __________________________________
                               NOTARY PUBLIC
      ___________________________________________________________

      STATE OF TEXAS           )
                               )  ss.
      COUNTY OF                )

                On this     day of March, 1992, before  me,  the
      undersigned, a Notary Public in and for said State, personally appeared ________________ , personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________ of AMERICAN NATIONAL INSURANCE COMPANY, the corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                WITNESS my hand and official seal.

      (SEAL)
                               __________________________________
                               NOTARY PUBLIC

      STATE OF CALIFORNIA       )
                                )   ss.
      COUNTY OF _____________   )

                On this ___ day of March, 1992, before me, the undersigned, a Notary Public in and for said State, personally appeared ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the __________________ of SAN DIEGO GAS & ELECTRIC COMPANY, the corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                WITNESS my hand and official seal.

      (SEAL)

                               __________________________________
                               NOTARY PUBLIC

                                  EXHIBIT "D"

                      LANDLORD'S SERVICES TO THE PREMISES

                             CENTURY PARK PHASE 11


      These service specifications are considered to be the minimum level of service to be provided by the LANDLORD. The LANDLORD has the responsibility to maintain and operate the project in a first class manner by providing the following service consistent with other s@ buildings in the Kearny Mesa area of the City of San Diego, County of San Diego, at the time of the execution of this Lease.

I.    PROPERTY MANAGER

      The property management company shall be a licensed real estate company in the State of California. The property manager shall be a professional with a minimum of five year's experience with similar type office buildings.

II.   BUILDING ENGINEER

      The premises will have an on-site Building Engineer whose responsibility is to upgrade and maintain all mechanical, electrical, plumbing and other equipment located on the property.

      The following responsibilities should be performed by the Building
 Engineer
or in conjunction with the Property Manager to achieve both high-quality maintenance and economical operation:

      -     Assign and supervise duties performed by all utility workers

      -     Enforce established, preventive maintenance program

      -     Maintain and check engineer's daily work report

      -     Maintain and check operating logs daily on the following:

            *     Air conditioning compressors

            *     Pumps

            *     Graphic panel

            *     Utility meters

            *     Air conditioning complaints

            *     General complaints

      -     Order supplies and materials

      -     Supervise storage and maintain records of supplies and materials

      - Maintain monthly inventory of expendable supplies and frequently used materials

      -     Inventory permanent tools and equipment annually

      - Form an effective program for maintaining building facilities and equipment

            *     Preventive maintenance program

            *     Handle all building or equipment problems

      -     Evaluate all major systems to ensure continuous maximum efficiency

      - Establish emergency procedures for fire, bomb threat, or power failure with Property Manager

      - Form an effective cleaning program to maintain a first-class building

      -     Inspect building in regard to performance of janitorial contractor

            *     Periodically inspect public areas, tenant spaces, and windows

            * Inform Property Manager of irregularities or poor personnel performance

            * Maintain communication system with janitorial supervisor and supervise special and tenant-requested cleaning

            * Maintain a high quality window washing program as economically as possible

            * Design emergency clean-up procedures for flood, fire, civil disorder, etc.

      - Review and approve products used by janitorial contractor to ensure use of quality items

      - Review janitorial contractor's specifications and procedures when necessary

      - Follow up on transmittal of drawings and matters affecting construction of tenant areas

            * Meeting with tenant coordinator so that proper locks, keys, directory listings, and signs are ordered

            *     Inform tenant coordinator of move-in dates and/or changes

      -     Contact tenants to aid their move whenever possible

            *     Coordinate with moving company

            Inspect tenant area before move-in to verify that space is ready for occupancy

      - Establish a procedure with bookkeeper to accurately and promptly invoice tenants for the following items:

            *     After-hours HVAC charges

            * Special cleaning services for tenants performed by janitorial staff

            *     Special work performed by engineering staff

      -     Establish an adequate security system for tenants and building

            *     Determine number of guards and assigned shifts

            * Establish surveillance measure both inside and outside the building

            * Set up procedures for guards and building personnel to maintain security

            * Take adequate measures, as deemed necessary, to protect tenants and their property

      -     Conduct building tours as needed

      -     Assist tenant coordinator in arranging for special events

      - Assist tenant coordinator in housing tenants in temporary quarters while permanent space is constructed

III.  DAY PORTER

            The Premises shall have a Day Porter on site during normal business hours (8 hour day) Monday through Friday. The Day Porter shall be responsible for cleaning, sweeping and vacuuming the common areas, replacing rest room supplies and attending to tenants' general needs.

IV.   JANITORIAL SERVICE

      A.    ENTRIES AND LOBBIES

            Daily Services:   Sweep and clean immediate entry area outside all
                              entrances and all emergency exits
                              Spot clean entry door glass and frames Vacuum entry mats
                              Clean glass and frame of building
                              directories
                              Clean and polish all drinking  fountains
                              Clean all bright metal
                              Vacuum fabric wait covering
                              Empty trash receptacles, replacing liners as needed
                              Empty and polish all ashtrays and urns
                              vacuum all carpeting (5 times per week)
                              Spot clean carpeting as needed
                              Dust and mop afl hard surface floor
                              covering
                              Damp mop all hard floor surfaces
                              Replace burned out lights

            Weekly Services:  Dust all flat surfaces
                              Wash entry door glass, frames and handles
                              Damp clean ceiling diffuses
                              Spot clean walls
                              Edge vacuum all carpets with crevice tool
                              Dust baseboards

            Monthly Services: Machine scrub and recoat hard floor
                              surfaces

      B.    CORRIDORS AND STAIRWELLS, INCLUDING PARKING STRUCTURE STAIRWELLS

            Daily Services:   Clean and polish drinking fountains
                              Vacuum hallways and corridors (5 times
                              per week)
                              Spot clean all carpeting as  needed
                              Empty and wash ashtrays and urns
                              Police stairwells for litter
                              Replace burned out lights

            Weekly Services:  Dust all railings
                              Clean doors, frames and push plates
                              Dust all flat surfaces, including ledges and window sills
                              Sweep/damp mop stairwells
                              Vacuum edge of carpets with crevice tool

            Monthly Services: Wet mop as needed

      C.    OFFICE AREAS

            Daily Services:   Empty all waste baskets, replacing liners
                              as needed
                              Empty and  clean  ashtrays  and  sand  urns,
                              replace sand as necessary
                              Sweep and/or dust mop non-carpeted
                              floors
                              Damp  mop  non-carpeted traffic  areas   (5
                              times per week)
                              Pick up paper and   trash  under  desks
                              Dust all flat work and furniture surfaces, when tops are free and clear of work papers
                              Spot clean interior partition glass
                              Spot clean doors and light switches
                              Properly arrange all office furniture
                              Leave on only designated lights
                              Check and lock designated doors upon
                              completion of work
                              Replace burned out lights

            Weekly Services:  Clean door kick plates and thresholds
                              Whisk broom all upholstered furniture
                              Low dust all flat surfaces to  hand  height
                              High dust all flat surfaces above hand
                              height
                              Damp wipe and dry horizontal metal
                              partition molding
                              Vacuum  carpet  under  desks  and  furniture
                              Spot clean doors, frames and jambs, dust baseboards, vacuum carpeting at baseboards with crevice tool
                              Dust ledges and window sills

            Monthly Services: Vacuum upholstered furniture
                              Damp clean and/or vacuum ceiling
                              diffuses
                              Wax and spray buff tile floors
                              Pile lift vacuum all carpet
                              Sponge and wipe  leather/plastic  furniture
                              Wash glass doors and partitions and
                              remove water marks and stains from
                              adjoining areas.

      D.    ELEVATORS

            Daily Services:   Clean and polish  bright  metal  as  needed
                              Damp clean walls and doors
                              Vacuum and spot clean all carpeting

                              Dust and mop/damp mob flooring
                              Clean door tracks and thresholds

            Weekly Services:  Dust or damp clean air vents
                              Clean entire wall and door surfaces
                              Damp clean light diffuses

            Monthly Services: Polish thresholds

      E.    REST ROOMS

            Daily Services:   Clean and sanitize all fixtures, wash
                              basins, chrome fittings, and dispensers.
                              Clean and sanitize all toilets, toilet seats, urinals and napkin receptacles
                              Clean and polish all bright metal surfaces spot clean all mirrors
                              Restock/refill all dispensers as needed
                              Dust/wet mop floors with disinfectant
                              cleaner
                              Empty all waste container/disposal,
                              replacing liners as needed
                              Spot clean doors, push plates, kick plates and light switches
                              Damp clean toilet compartment partitions and doors
                              Remove scale from urinals and toilet
                              bowls
                              Scrub seams, cracks, grout and edges of
                              floors and walls so as to prevent any soil buildup
                              Replace burned out lights

            Weekly Services:  Wash down and sanitize partitions, walls, and doors
                              Low dust all flat surfaces to hand height

            Monthly Services: Clean and sanitize inside of waste
                              receptacles
                              Dust/damp clean all ceiling vents and
                              grills
                              High dust all flat surfaces above hand
                              height
                              Damp clean exterior of refilling light
                              diffuses
                              Pour clean water down floor drains to
                              prevent sewer gases from escaping

      F.    GYM/SHOWER FACILITY

            Daily Services:   Clean door glass and metal hardware,
                              including gym locker fronts

                              Spot clean mirrors
                              Sanitize floor mats and equipment
                              Dust mop wooden floor
                              Damp mop and dry wooden floor with
                              disinfectant
                              Clean and disinfect shower walls and
                              floors
                              Clean restrooms according to
                              specifications
                              Refill all paper and soap dispensers
                              Wipe down equipment

            Weekly Services:  Wash mirrors
                              Scrub shower walls to remove soap and
                              body oil residue
                              Machine scrub restroom and shower floors

      G.    EMPLOYEE LOUNGE/COFFEE AREAS/CAFETERIA

            Daily Services:   Empty and damp clean waste containers,
                              replacing liners as needed
                              Vacuum all carpeted areas (5 times per
                              week)
                              Spot clean all carpeted areas
                              Dust mop and damp mop all tile floors
                              Damp clean and sanitize all table tops and chairs
                              Empty and polish all ashtrays
                              Damp clean all doors, frames, handles,
                              push plates and light switches
                              Spot clean door and partition glass
                              Refill all paper and soap dispensers
                              Clean and polish all dispensers
                              Damp clean counter tops, sinks (except in Kitchen area) and fixtures

            Weekly Services:  Damp clean cupboard faces, doors and
                              handles
                              Damp clean walls and appliance exteriors
                              Low dust all flat surfaces to hand height

            Semi-Monthly:     Machine scrub and rinse floors (moving
                              tables and chairs)

            Monthly Services: High dust all flat surfaces above hand
                              height
                              Machine scrub, re-wax and high speed
                              buff tile flooring

      H.    PATIOS/OUTSIDE DINNING AREA

            Daily Services:   Empty and damp clean waste containers as
                              needed
                              Empty and clean ashtrays and sand urns;
                              replace sand as necessary
                              Sweep patios and police for litter
                              Spot mop as required
                              Damp clean sanitize all table tops and
                              chairs

            Weekly Services:  Damp mop and sweep

            Monthly Services: Hose wash patios

      I.    JANITORIAL CLOSETS

            Daily Services:   Closets are to be kept clean and orderly
                              Clean sinks
                              Sweep and mop floor
                              Maintain adequate supply of restroom
                              supplies

      J.    TRASH REMOVAL

            Daily Services:   Remove afl trash to designated area
                              Police trash storage area, sweep as needed
                              Empty waste containers surrounding
                              buildings and damp clean as needed

      V.    TRASH DISPOSAL SERVICE

                  Provided on a three times per week basis for general trash and a once per week basis for recycled trash.

      VI.   HVAC MAINTENANCE SERVICE (TO BE PROVIDED BY BUILDING ENGINEER)


                  Provided on a quarterly basis as an on-going maintenance program to include:

                        Testing and inspecting of all equipment for operating condition and efficiency.

                        Preventative maintenance program to
                        clean, align, calibrate, tighten, adjust, lubricate and paint equipment for purposes of extending equipment life and assuring proper operating condition and efficiency. Replace any and all components that do not function properly.

                        Changing all filters as necessary.

                        Providing minor adjustments and repairs.

                        Providing coil cleaning once yearly for all units. All equipment to be maintained at or better than manufacturer's recommended maintenance.

VII.   PEST CONTROL SERVICES

                        Provided on a minimum of a quarterly
                        basis using pesticides in accordance with State of California laws.

VIII. PARKING AREA & DRIVEWAY SWEEPING SERVICES

                        Sweeping services to be provided on an
                        after-business hours once per week basis to include: cleaning debris from curbs, comers and the area behind tire stops, followed by a general sweeping of parking areas, Parking garage and all driveways.

                        Said contractor shall have an adequate
                        general liability policy of insurance which shall be on file with the property manager.

IX.   WINDOW CLEANING

                       Provided on a minimum of a quarterly
                       basis to include: washing exterior
                       windows and cleaning window frames.
                       On a once per year basis:  wash all
                       interior windows.

                       Said contractor shall have an adequate
                       general liability policy of insurance which shall be on file with Property Manager.

X.     ELEVATOR SERVICE

                        Provided on a monthly basis to keep all
                        elevators properly adjusted and maintained in proper and sate operating condition. The service shag include a 24 hour call back service for emergency minor adjustments.

                        Said contractor shag have an adequate
                        general liability policy of insurance which shall be on file with the Property
                        Manager.

XI.   SECURITY SERVICE

                        Provided on an after operating hours basis to include one security officer on site.

                        Officers will perform duties as specified in the post orders. These include, but are not limited to, the following:

                        Patrol sidewalk, driveways and parking
                        structures.
                        Enforce parking regulations.
                        Maintain high visibility as a deterrent to theft, loitering and vagrancy.

                        Check all common areas for unauthorized
                        personnel.
                        Investigate and report all suspicious
                        activities.
                        Complete Daily Security Report Log for
                        SDG&E's review each day for each shift.
                        Follow post orders as directed.

                        LANDLORD will provide the foregoing
                        security services on a 24-hour a day basis to the Premises as required by TENANT, provided however TENANT agrees to reimburse LANDLORD on a monthly basis as Additional Rent from the Commencement Date the cost to
                        LANDLORD of any such services which
                        exceed $750.00 per month.


XII.  LANDSCAPE SERVICES

                        Maintenance of plant material shall be
                        provided on a weekly basis to include, but not be limited to, mowing, trimming, pruning, watering, fertilization, aeration, thatching, weed control, cultivation, pest control and clean-up. It is the intent to provide a plant material maintenance method to keep the site in a state of perpetual growth and repair. Irrigation maintenance shall include operating of system, adjustments, and minor repairs.
                        The walkways shall be cleaned to prevent impairment of walking surface from plant materials.

                        In addition, the landscape services
                        contractor shall:

                        Be responsible for periodic inspection of surface drains located within the landscaped areas. These drains shall be checked to assure proper functioning. Remove any debris or vegetation that might accumulate at the inlet to prevent flow of water.

                        Exercise due care in protecting from
                        damage all existing facilities, structures, and utilities, both above surface and underground.

                        Have and maintain a valid C-27
                        contractors license.

                        Be licensed or have a subcontractor who is licensed by the State of California and registered with the County of San Diego as a Pest Control Operator in compliance with governmental requirements.
                        Landscape services contractor must ensure that all pesticides are applied and stored in strict accordance with all applicable codes and regulations which apply.

                        Remove and dispose of all debris resulting from landscape services contractor's operations. No debris will be allowed to remain at the end of any work day.

                        Be responsible for removing weeds in all hardscape areas.

                              EXHIBIT "E"

             EXCLUSIONS FROM BUILDING OPERATING EXPENSES


     In the Lease, there shall be excluded  from  Building
     Operating Expenses the following, except to the extent specifically permitted by a specific exception to the following:

                (a)  Costs incurred in connection with the
                     original construction of any Building or in connection with any major change in any Building, such as adding or deleting floor, adding stairwells, or modifications required per title 24 and/or ADA or any other governmental regulations;

                (b) Costs of alterations or improvements to the Premises or any surrounding common areas or the premises of other tenants;

                (c) Interest and principal payments or mortgages, and other debt costs, if any;

                (d)  Costs of correcting major and/or latent
                     defects in or significant design error
                     relating to the initial design or
                     construction of the shell portion of the Buildings;

                (e)  Legal fees, space planners' fees  and
                     advertising expenses incurred in connection with the original development or original leasing of the Buildings or future leasing of the Buildings;

                (f) Costs for which the LANDLORD is reimbursed by any tenant or occupant of the Buildings or by insurance by its carrier or any tenant's carrier or by anyone else;

                (g) Any bad debt loss, or reserves for bad debts or rent loss;

                (h) The expense of extraordinary service provided to other tenants in the Buildings which are made available to the TENANT at cost or for which the TENANT is separately charged and collected;

                    Costs associated with the operating of the business of the partnership or entity which constitutes the LANDLORD, as the same are distinguished from the costs of operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the TENANT may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the LANDLORD's interest in the Building, costs (including attorneys, fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitrations pertaining to the LANDLORD and/or the Buildings and/or the site upon which the Buildings are situated;

                (j) The wages and benefits of any  employee  who
                    does not devote substantially all of his or her employed time to the Buildings unless such wages and benefits are prorated to reflect time spent on operating and managing the Buildings vis-a-vis time spent on matters unrelated to operating and managing the Building;

                (k) Fines, penalties, and interest  (provided  such
                    items do not arise from TENANT's failure to timely pay or perform any obligation on TENANT's part under the Lease);

                (m) Any recalculation of or additional  Building
                    operating Expenses actually incurred prior to lease commencement and prior to the year in which LANDLORD proposes that such costs be included, except as otherwise provided in Paragraph 3.6(c) of the Lease;

                (n) Costs incurred by the LANDLORD with  respect
                    to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that the LANDLORD would be entitled to separate and specific reimbursement for such costs if such goods or services are provided to the TENANT pursuant to this Lease;

                (o)  Costs, including permit, license and
                    inspection costs, incurred with  respect  to
                     the installation of tenant improvements made for new tenants in the Buildings or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building (excluding, however, such costs relating to any common areas of the Building or parking facilities); it being understood and agreed that the cost of any fees, assessments or requirements imposed upon LANDLORD or the Premises by any governmental agency in connection with approvals or permits for the Tenant Improvements (as that term is defined in Paragraph 4.1 of the Lease) shall be shared equally by LANDLORD and TENANT;

                (p) Expenses in connection with services or other benefits which are not offered and/or provided to the TENANT or for which the TENANT is charged directly but which are provided to another tenant or occupant of the Building without a separate charge;

                (q) Overhead and profit increment paid to the LANDLORD or to subsidiaries or affiliates of the LANDLORD for services in the Building to the extent the same exceeds the costs of such services rendered by qualified, first class, unaffiliated third parties on a competitive basis;

                (r) Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature if purchased, except equipment not affixed to the Building which is used in providing janitorial or similar services and, further excepting from this excluding such equipment rented or leased to remedy or ameliorate an emergency condition in the Buildings;

                (s) All items and services for which the TENANT or any other tenant in the Building reimburses the LANDLORD or which the LANDLORD provides selectively to one or more tenants (other than the TENANT) without reimbursement;

                  (t) Electric power costs for which any tenant directly contracts with the local public services company;

                  (u) Costs arising from the LANDLORD's political or charitable contributions;

                  (v) Costs, other than those incurred in ordinary maintenance and repair, for sculpture, painting, fountains or other objects of art;

                  (aa) Costs for which the LANDLORD had been compensated by a management fee to the extent that the including of such costs in Building Operating Expenses would result in a double charge to the TENANT;

                  (ab) Tax penalties incurred as a result of the LANDLORD's negligence, inability or unwillingness to make payments when due;

                  (ac) The LANDLORD's general corporate overhead and general and administrative expenses provided, however, nothing herein should be deemed to prohibit the LANDLORD from charging a reasonable management fee computed in accordance with industry custom and otherwise subject
                        to the limitations in this Exhibit   E. Such fee not to
                        be in excess of a fee that would be charged by an independent management company not involved in brokerage or leasing activities for the Building;

                  (ad) Costs (including attorney's fees) incurred by the LANDLORD due to the violation by the LANDLORD or any tenant other than TENANT of the terms and conditions of any lease of space in the Building; and

                  (ae) Any other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not normally be treated as Building Operating Expense by landlords of comparable buildings; and to the extent that an expense is not specifically included or excluded as a component of Building Operating Expense pursuant to the Lease, whether such expenses shall be treated as Building Operating Expense shall be determined in accordance with generally accepted accounting principles, consistently applied; and to the extent that an expense is included as Building Operating Expense under the Lease, but a method for the treatment or calculation of such expense is not specifically set forth in the Lease, then the treatment and calculation of such expense shall be done in accordance with generally accepted accounting principles, consistently applied.

                               EXHIBIT F

              LANDLORD BUILDING WORK PRIOR TO TENANT IMPROVEMENTS

                In addition to LANDLORD's responsibilities to

       construct the Tenant Improvements as provided in the Lease,

       LANDLORD, at its sole cost and expense, shall provide to the

       Premises, prior to the construction of the Tenant

       Improvements, the following items for each of the Buildings comprising the Premises:

                1.    Men's and Women's toilet rooms.

                2. A drinking fountain on each floor at the building core.

                3.    Electrical/telephone closets (including the

       racks for the telephone systems).

                4.   Building stairways and elevators for exiting.

                5.    mechanical equipment rooms with fan units.

                6.    Sheetrock core walls (including elevator

       lobby), perimeter and interior columns and exterior walls

       above and below the windows, taped and spackled, ready for painting.

                 7.   Primary HVAC duct loops for the mechanical

       equipment room around the building core.

                 8.   Sprinklers for temporary protection

       consisting if main lines, lateral lines and uprights,

       installed according to local building codes.

                 9.   Fire protection alarm and fire communication

       systems installed according to local building codes.